ALLIANZ LIFE VARIABLE ACCOUNT A

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2022

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of North America and the Contract Owners of Allianz Life Variable Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Allianz Life Variable Account A indicated in the table below (other than Columbia Variable Portfolio – Seligman Global Technology Fund which does not present a statement of assets and liabilities) as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Allianz Life Variable Account A (other than Columbia Variable Portfolio – Seligman Global Technology Fund which does not present a statement of assets and liabilities) as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Subaccounts of Allianz Life Variable Account A
AZL DFA Five-Year Global Fixed Income Fund(1)	AZL MSCI Global Equity Index Fund Class 1(2)	Franklin Income VIP Fund(3)
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1(2)	AZL MSCI Global Equity Index Fund Class 2(2)	Franklin Mutual Shares VIP Fund(3)
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2(2)	AZL Russell 1000 Growth Index Fund Class 1(1)	Franklin Rising Dividends VIP Fund(1)
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1(1)	AZL Russell 1000 Growth Index Fund Class 2(1)	Franklin U.S. Government Securities VIP Fund(1)
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2(1)	AZL Russell 1000 Value Index Fund Class 1(1)	Invesco V.I. Global Strategic Income Fund(1)
AZL Government Money Market Fund(1)	AZL Russell 1000 Value Index Fund Class 2(1)	PIMCO VIT High Yield Portfolio(1)
AZL International Index Fund Class 1(1)	AZL S&P 500 Index Fund(1)	PIMCO VIT Real Return Portfolio(1)
AZL International Index Fund Class 2(1)	AZL Small Cap Stock Index Fund Class 1(1)	PIMCO VIT StocksPLUS Global Portfolio(1)
AZL Mid Cap Index Fund Class 1(1)	AZL Small Cap Stock Index Fund Class 2(1)	PIMCO VIT Total Return Portfolio(1)
AZL Mid Cap Index Fund Class 2(1)	AZL T. Rowe Price Capital Appreciation Fund(1)	Templeton Global Bond VIP Fund(1)
AZL MSCI Emerging Markets Equity Index Class 1(1)	Columbia Variable Portfolio – Seligman Global Technology Fund(4)	Templeton Growth VIP Fund(3)
AZL MSCI Emerging Markets Equity Index Class 2(1)	Davis VA Financial Portfolio(1)

1.Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021
2.Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the year ended December 31, 2022 and the period June 18, 2021 (commencement of operations) through December 31, 2021
3.Statement of changes in net assets for the period January 1, 2021 to June 18, 2021 (date of liquidation)
4.The fund had no activity for the years ended December 31, 2022 and 2021

Basis for Opinions

These financial statements are the responsibility of Allianz Life Insurance Company of North America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Allianz Life Variable Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Allianz Life Variable Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the custodians of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

April 5, 2023

We have served as the auditor of one or more of the subaccounts of Allianz Life Variable Account A of Allianz Life Insurance Company of North America since 2019.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2022

	AZL DFA Five-Year Global Fixed Income Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
Assets:
Investments at Net Asset Value	$15,938	$411,016	$52,861	$350,732	$89,240
Total Assets	15,938	411,016	52,861	350,732	89,240

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$15,938	$411,016	$52,861	$350,732	$89,240

Investment Shares	1,884	53,448	4,266	41,804	10,269
Investments at Cost	$17,555	$519,495	$64,239	$414,123	$104,776

	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2
Assets:
Investments at Net Asset Value	$1,077,656	$267,326	$886,032	$1,363,643	$565,228
Total Assets	1,077,656	267,326	886,032	1,363,643	565,228

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$1,077,656	$267,326	$886,032	$1,363,643	$565,228

Investment Shares	1,077,656	27,085	58,062	585,255	29,485
Investments at Cost	$1,077,656	$276,474	$859,060	$2,503,520	$605,624
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2022

	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2	AZL MSCI Global Equity Index Fund Class 1	AZL MSCI Global Equity Index Fund Class 2	AZL Russell 1000 Growth Index Fund Class 1
Assets:
Investments at Net Asset Value	$420,911	$41,505	$1,159,508	$43,822	$637,785
Total Assets	420,911	41,505	1,159,508	43,822	637,785

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$420,911	$41,505	$1,159,508	$43,822	$637,785

Investment Shares	69,803	6,872	158,837	3,503	87,488
Investments at Cost	$409,760	$49,936	$1,516,969	$55,060	$870,723

	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1
Assets:
Investments at Net Asset Value	$1,031,701	$2,684,093	$755,944	$1,059,648	$145,462
Total Assets	1,031,701	2,684,093	755,944	1,059,648	145,462

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$1,031,701	$2,684,093	$755,944	$1,059,648	$145,462

Investment Shares	78,816	319,535	61,160	62,326	20,147
Investments at Cost	$1,224,357	$3,019,196	$764,607	$1,008,343	$182,918
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2022

	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	Davis VA Financial Portfolio	Franklin Rising Dividends VIP Fund	Franklin U.S. Government Securities VIP Fund
Assets:
Investments at Net Asset Value	$452,719	$826,391	$10,412	$980,509	$171,957
Total Assets	452,719	826,391	10,412	980,509	171,957

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$452,719	$826,391	$10,412	$980,509	$171,957

Investment Shares	39,608	50,824	863	34,981	16,617
Investments at Cost	$481,389	$830,050	$10,796	$774,630	$209,094

	Invesco V.I. Global Strategic Income Fund	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio
Assets:
Investments at Net Asset Value	$13,238	$66,203	$8,362	$276,901	$392,072
Total Assets	13,238	66,203	8,362	276,901	392,072

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$13,238	$66,203	$8,362	$276,901	$392,072

Investment Shares	3,360	9,779	727	46,648	43,661
Investments at Cost	$16,641	$74,731	$9,571	$375,718	$473,541
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2022

	Templeton Global Bond VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$25,630	$16,284,445
Total Assets	25,630	16,284,445

Liabilities:
Total Liabilities	—	—
Total Net Assets	$25,630	$16,284,445

Investment Shares	1,949	3,006,718
Investments at Cost	$31,369	$18,831,921

The following open/available fund had no assets or liabilities as of December 31, 2022 and therefore, was not listed in the Statements of Assets and Liabilities:
Columbia Variable Portfolio – Seligman Global Technology Fund
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2022

	AZL DFA Five-Year Global Fixed Income Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$654	$6,511	$544	$10,848

Expenses:
Mortality and Expense Risk and Administrative Charges	106	3,581	1,107	2,782
Investment Income (Loss), Net	548	2,930	(563)	8,066
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	45,743	3,822	9,640
Realized Gains (Losses) on Sales of Investments, Net	(487)	(9,365)	(376)	(1,725)
Realized Gains (Losses) on Investments, Net	(487)	36,378	3,446	7,915
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,131)	(124,226)	(13,430)	(73,477)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,618)	(87,848)	(9,984)	(65,562)
Net Increase (Decrease) in Net Assets From Operations	$(1,070)	$(84,918)	$(10,547)	$(57,496)

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$2,325	$8,126	$12,704	$25,460

Expenses:
Mortality and Expense Risk and Administrative Charges	1,795	11,604	3,681	8,553
Investment Income (Loss), Net	530	(3,478)	9,023	16,907
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2,330	—	9,775	21,702
Realized Gains (Losses) on Sales of Investments, Net	(1,098)	—	(181)	4,810
Realized Gains (Losses) on Investments, Net	1,232	—	9,594	26,512
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(16,621)	—	(70,511)	(206,852)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(15,389)	—	(60,917)	(180,340)
Net Increase (Decrease) in Net Assets From Operations	$(14,859)	$(3,478)	$(51,894)	$(163,433)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2022

	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$47,455	$4,163	$8,051	$627

Expenses:
Mortality and Expense Risk and Administrative Charges	12,297	7,419	3,502	842
Investment Income (Loss), Net	35,158	(3,256)	4,549	(215)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	881,457	112,274	10,487	1,017
Realized Gains (Losses) on Sales of Investments, Net	(35,877)	43,997	4,628	(948)
Realized Gains (Losses) on Investments, Net	845,580	156,271	15,115	69
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,113,854)	(260,914)	(137,303)	(11,285)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(268,274)	(104,643)	(122,188)	(11,216)
Net Increase (Decrease) in Net Assets From Operations	$(233,116)	$(107,899)	$(117,639)	$(11,431)

	AZL MSCI Global Equity Index Fund Class 1	AZL MSCI Global Equity Index Fund Class 2	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$22,974	$539	$4,503	$714

Expenses:
Mortality and Expense Risk and Administrative Charges	9,533	894	5,494	18,863
Investment Income (Loss), Net	13,441	(355)	(991)	(18,149)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	141,689	3,324	214,413	228,157
Realized Gains (Losses) on Sales of Investments, Net	(14,870)	(706)	(109)	18,461
Realized Gains (Losses) on Investments, Net	126,819	2,618	214,304	246,618
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(425,420)	(13,846)	(494,025)	(706,779)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(298,601)	(11,228)	(279,721)	(460,161)
Net Increase (Decrease) in Net Assets From Operations	$(285,160)	$(11,583)	$(280,712)	$(478,310)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2022

	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$59,379	$10,177	$13,265	$2,434

Expenses:
Mortality and Expense Risk and Administrative Charges	22,645	10,304	16,971	2,602
Investment Income (Loss), Net	36,734	(127)	(3,706)	(168)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	374,735	78,572	143,276	35,125
Realized Gains (Losses) on Sales of Investments, Net	2,778	11,720	47,177	(270)
Realized Gains (Losses) on Investments, Net	377,513	90,292	190,453	34,855
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(678,131)	(177,403)	(453,268)	(64,930)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(300,618)	(87,111)	(262,815)	(30,075)
Net Increase (Decrease) in Net Assets From Operations	$(263,884)	$(87,238)	$(266,521)	$(30,243)

	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	Davis VA Financial Portfolio	Franklin Rising Dividends VIP Fund

Investment Income:
Dividends Reinvested in Fund Shares	$3,846	$6,422	$200	$10,491

Expenses:
Mortality and Expense Risk and Administrative Charges	8,769	10,782	217	8,990
Investment Income (Loss), Net	(4,923)	(4,360)	(17)	1,501
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	78,104	127,720	379	125,073
Realized Gains (Losses) on Sales of Investments, Net	18,002	37,414	172	21,961
Realized Gains (Losses) on Investments, Net	96,106	165,134	551	147,034
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(203,121)	(301,003)	(1,753)	(281,787)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(107,015)	(135,869)	(1,202)	(134,753)
Net Increase (Decrease) in Net Assets From Operations	$(111,938)	$(140,229)	$(1,219)	$(133,252)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2022

	Franklin U.S. Government Securities VIP Fund	Invesco V.I. Global Strategic Income Fund	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$4,708	$—	$3,532	$637

Expenses:
Mortality and Expense Risk and Administrative Charges	2,162	245	1,166	181
Investment Income (Loss), Net	2,546	(245)	2,366	456
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(3,208)	(195)	(405)	(36)
Realized Gains (Losses) on Investments, Net	(3,208)	(195)	(405)	(36)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(20,743)	(1,275)	(11,177)	(1,778)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(23,951)	(1,470)	(11,582)	(1,814)
Net Increase (Decrease) in Net Assets From Operations	$(21,405)	$(1,715)	$(9,216)	$(1,358)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2022

	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio	Templeton Global Bond VIP Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$3,714	$11,271	$—	$286,274

Expenses:
Mortality and Expense Risk and Administrative Charges	4,037	6,209	200	187,533
Investment Income (Loss), Net	(323)	5,062	(200)	98,741
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	69,335	—	—	2,718,149
Realized Gains (Losses) on Sales of Investments, Net	(28,028)	(10,643)	(409)	102,184
Realized Gains (Losses) on Investments, Net	41,307	(10,643)	(409)	2,820,333
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(177,579)	(70,520)	(1,003)	(6,115,145)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(136,272)	(81,163)	(1,412)	(3,294,812)
Net Increase (Decrease) in Net Assets From Operations	$(136,595)	$(76,101)	$(1,612)	$(3,196,071)

The following open/available fund had no activity for the year or period ended December 31, 2022 and therefore, was not listed in the Statements of Operations:
Columbia Variable Portfolio – Seligman Global Technology Fund

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	AZL DFA Five-Year Global Fixed Income Fund		AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$548	$(95)	$2,930	$2,496
Realized Gains (Losses) on Investments, Net	(487)	(87)	36,378	13,635
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,131)	(132)	(124,226)	15,746
Net Increase (Decrease) in Net Assets From Operations	(1,070)	(314)	(84,918)	31,877
Contract Transactions-All Products
Purchase Payments	9,102	6,701	—	180,055
Transfers Between Funds or (to) from General Account	—	—	—	440,411
Surrenders and Terminations	(5,591)	(4,025)	(140,491)	(15,124)
Rescissions	(68)	(242)	(73)	—
Loans	—	—	(495)	(226)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	3,443	2,434	(141,059)	605,116
Increase (Decrease) in Net Assets	2,373	2,120	(225,977)	636,993
Net Assets at Beginning of Period	13,565	11,445	636,993	—
Net Assets at End of Period	$15,938	$13,565	$411,016	$636,993
Changes in Units
Issued	961	653	—	61,979
Redeemed	(597)	(416)	(14,512)	(1,656)
Net Increase (Decrease)	364	237	(14,512)	60,323

	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2		AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(563)	$(335)	$8,066	$8,971
Realized Gains (Losses) on Investments, Net	3,446	1,053	7,915	9,212
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(13,430)	2,052	(73,477)	(18,912)
Net Increase (Decrease) in Net Assets From Operations	(10,547)	2,770	(57,496)	(729)
Contract Transactions-All Products
Purchase Payments	—	—	8,323	8,014
Transfers Between Funds or (to) from General Account	—	68,649	—	—
Surrenders and Terminations	(2,472)	(5,528)	(20,097)	(17,205)
Rescissions	—	—	—	—
Loans	(11)	—	49	(18)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(2,483)	63,121	(11,725)	(9,209)
Increase (Decrease) in Net Assets	(13,030)	65,891	(69,221)	(9,938)
Net Assets at Beginning of Period	65,891	—	419,953	429,891
Net Assets at End of Period	$52,861	$65,891	$350,732	$419,953
Changes in Units
Issued	—	3,654	789	682
Redeemed	(144)	(309)	(1,872)	(1,474)
Net Increase (Decrease)	(144)	3,345	(1,083)	(792)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2		AZL Government Money Market Fund
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$530	$536	$(3,478)	$(12,075)
Realized Gains (Losses) on Investments, Net	1,232	2,350	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(16,621)	(4,450)	—	—
Net Increase (Decrease) in Net Assets From Operations	(14,859)	(1,564)	(3,478)	(12,075)
Contract Transactions-All Products
Purchase Payments	19,413	19,378	136,513	139,151
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(10,782)	(10,192)	(131,972)	(168,982)
Rescissions	—	—	(829)	(300)
Loans	14	(3,524)	886	(1,627)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	8,645	5,662	4,598	(31,758)
Increase (Decrease) in Net Assets	(6,214)	4,098	1,120	(43,833)
Net Assets at Beginning of Period	95,454	91,356	1,076,536	1,120,369
Net Assets at End of Period	$89,240	$95,454	$1,077,656	$1,076,536
Changes in Units
Issued	1,949	1,732	14,241	14,697
Redeemed	(1,086)	(1,228)	(13,759)	(18,539)
Net Increase (Decrease)	863	504	482	(3,842)

	AZL International Index Fund Class 1		AZL International Index Fund Class 2
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$9,023	$4,003	$16,907	$6,067
Realized Gains (Losses) on Investments, Net	9,594	4,235	26,512	19,914
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(70,511)	20,874	(206,852)	68,655
Net Increase (Decrease) in Net Assets From Operations	(51,894)	29,112	(163,433)	94,636
Contract Transactions-All Products
Purchase Payments	13,743	14,580	86,340	86,211
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(27,992)	(25,786)	(107,209)	(134,263)
Rescissions	(52)	—	(211)	(19)
Loans	(168)	(684)	1,151	(1,212)
Other Transactions	—	—	94	139
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(14,469)	(11,890)	(19,835)	(49,144)
Increase (Decrease) in Net Assets	(66,363)	17,222	(183,268)	45,492
Net Assets at Beginning of Period	333,689	316,467	1,069,300	1,023,808
Net Assets at End of Period	$267,326	$333,689	$886,032	$1,069,300
Changes in Units
Issued	1,135	1,037	4,707	4,174
Redeemed	(2,382)	(1,882)	(5,893)	(7,238)
Net Increase (Decrease)	(1,247)	(845)	(1,186)	(3,064)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	AZL Mid Cap Index Fund Class 1		AZL Mid Cap Index Fund Class 2
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$35,158	$27,642	$(3,256)	$(3,325)
Realized Gains (Losses) on Investments, Net	845,580	200,510	156,271	46,395
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,113,854)	94,228	(260,914)	109,405
Net Increase (Decrease) in Net Assets From Operations	(233,116)	322,380	(107,899)	152,475
Contract Transactions-All Products
Purchase Payments	96,080	93,330	34,520	23,000
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(142,630)	(221,866)	(184,274)	(39,667)
Rescissions	(502)	—	(15)	—
Loans	(108)	1,328	758	(1,044)
Other Transactions	—	—	63	92
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(47,160)	(127,208)	(148,948)	(17,619)
Increase (Decrease) in Net Assets	(280,276)	195,172	(256,847)	134,856
Net Assets at Beginning of Period	1,643,919	1,448,747	822,075	687,219
Net Assets at End of Period	$1,363,643	$1,643,919	$565,228	$822,075
Changes in Units
Issued	4,956	5,258	960	718
Redeemed	(8,625)	(12,481)	(4,141)	(1,022)
Net Increase (Decrease)	(3,669)	(7,223)	(3,181)	(304)

	AZL MSCI Emerging Markets Equity Index Class 1		AZL MSCI Emerging Markets Equity Index Class 2
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4,549	$4,878	$(215)	$(334)
Realized Gains (Losses) on Investments, Net	15,115	19,769	69	1,678
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(137,303)	(50,344)	(11,285)	(4,166)
Net Increase (Decrease) in Net Assets From Operations	(117,639)	(25,697)	(11,431)	(2,822)
Contract Transactions-All Products
Purchase Payments	33,500	38,565	11,361	3,047
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(58,455)	(44,193)	(6,272)	(2,637)
Rescissions	(24)	—	—	—
Loans	(52)	(70)	(25)	(1,598)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(25,031)	(5,698)	5,064	(1,188)
Increase (Decrease) in Net Assets	(142,670)	(31,395)	(6,367)	(4,010)
Net Assets at Beginning of Period	563,581	594,976	47,872	51,882
Net Assets at End of Period	$420,911	$563,581	$41,505	$47,872
Changes in Units
Issued	2,460	2,257	297	225
Redeemed	(4,324)	(2,594)	(518)	(310)
Net Increase (Decrease)	(1,864)	(337)	(221)	(85)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	AZL MSCI Global Equity Index Fund Class 1		AZL MSCI Global Equity Index Fund Class 2
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$13,441	$12,291	$(355)	$(126)
Realized Gains (Losses) on Investments, Net	126,819	61,033	2,618	1,570
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(425,420)	67,959	(13,846)	2,609
Net Increase (Decrease) in Net Assets From Operations	(285,160)	141,283	(11,583)	4,053
Contract Transactions-All Products
Purchase Payments	1,400	81,514	—	—
Transfers Between Funds or (to) from General Account	—	1,413,206	—	62,225
Surrenders and Terminations	(151,651)	(38,973)	(4,491)	(6,382)
Rescissions	(156)	—	—	—
Loans	(1,382)	(573)	—	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(151,789)	1,455,174	(4,491)	55,843
Increase (Decrease) in Net Assets	(436,949)	1,596,457	(16,074)	59,896
Net Assets at Beginning of Period	1,596,457	—	59,896	—
Net Assets at End of Period	$1,159,508	$1,596,457	$43,822	$59,896
Changes in Units
Issued	—	149,478	—	2,843
Redeemed	(15,691)	(3,748)	(234)	(258)
Net Increase (Decrease)	(15,691)	145,730	(234)	2,585

	AZL Russell 1000 Growth Index Fund Class 1		AZL Russell 1000 Growth Index Fund Class 2
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(991)	$(443)	$(18,149)	$(18,645)
Realized Gains (Losses) on Investments, Net	214,304	165,274	246,618	253,180
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(494,025)	36,085	(706,779)	93,447
Net Increase (Decrease) in Net Assets From Operations	(280,712)	200,916	(478,310)	327,982
Contract Transactions-All Products
Purchase Payments	12,638	13,205	91,128	53,513
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(39,940)	(62,182)	(157,990)	(220,980)
Rescissions	—	—	(1,028)	(97)
Loans	(89)	(116)	(10,957)	(2,315)
Other Transactions	—	—	94	139
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(27,391)	(49,093)	(78,753)	(169,740)
Increase (Decrease) in Net Assets	(308,103)	151,823	(557,063)	158,242
Net Assets at Beginning of Period	945,888	794,065	1,588,764	1,430,522
Net Assets at End of Period	$637,785	$945,888	$1,031,701	$1,588,764
Changes in Units
Issued	539	499	1,363	1,160
Redeemed	(1,706)	(2,368)	(4,101)	(5,025)
Net Increase (Decrease)	(1,167)	(1,869)	(2,738)	(3,865)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	AZL Russell 1000 Value Index Fund Class 1		AZL Russell 1000 Value Index Fund Class 2
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$36,734	$33,714	$(127)	$(602)
Realized Gains (Losses) on Investments, Net	377,513	24,001	90,292	9,628
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(678,131)	488,821	(177,403)	160,729
Net Increase (Decrease) in Net Assets From Operations	(263,884)	546,536	(87,238)	169,755
Contract Transactions-All Products
Purchase Payments	131,725	200,473	59,344	43,048
Transfers Between Funds or (to) from General Account	—	416,172	—	—
Surrenders and Terminations	(258,863)	(233,962)	(111,753)	(54,300)
Rescissions	(781)	—	(127)	(12)
Loans	(5,479)	(15,152)	(11,814)	690
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(133,398)	367,531	(64,350)	(10,574)
Increase (Decrease) in Net Assets	(397,282)	914,067	(151,588)	159,181
Net Assets at Beginning of Period	3,081,375	2,167,308	907,532	748,351
Net Assets at End of Period	$2,684,093	$3,081,375	$755,944	$907,532
Changes in Units
Issued	6,751	39,000	1,681	1,735
Redeemed	(16,528)	(15,522)	(5,008)	(2,098)
Net Increase (Decrease)	(9,777)	23,478	(3,327)	(363)

	AZL S&P 500 Index Fund		AZL Small Cap Stock Index Fund Class 1
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(3,706)	$(3,943)	$(168)	$(874)
Realized Gains (Losses) on Investments, Net	190,453	106,810	34,855	7,078
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(453,268)	187,426	(64,930)	25,746
Net Increase (Decrease) in Net Assets From Operations	(266,521)	290,293	(30,243)	31,950
Contract Transactions-All Products
Purchase Payments	62,051	53,474	21,751	9,232
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(118,786)	(101,149)	(8,001)	(10,213)
Rescissions	(1,839)	(361)	(134)	—
Loans	(4,872)	12,564	(504)	(515)
Other Transactions	94	139	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(63,352)	(35,333)	13,112	(1,496)
Increase (Decrease) in Net Assets	(329,873)	254,960	(17,131)	30,454
Net Assets at Beginning of Period	1,389,521	1,134,561	162,593	132,139
Net Assets at End of Period	$1,059,648	$1,389,521	$145,462	$162,593
Changes in Units
Issued	2,003	2,395	589	521
Redeemed	(4,309)	(3,409)	(524)	(604)
Net Increase (Decrease)	(2,306)	(1,014)	65	(83)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	AZL Small Cap Stock Index Fund Class 2		AZL T. Rowe Price Capital Appreciation Fund
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(4,923)	$(7,022)	$(4,360)	$(1,289)
Realized Gains (Losses) on Investments, Net	96,106	36,050	165,134	141,827
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(203,121)	102,314	(301,003)	21,656
Net Increase (Decrease) in Net Assets From Operations	(111,938)	131,342	(140,229)	162,194
Contract Transactions-All Products
Purchase Payments	26,393	34,542	86,486	64,890
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(114,710)	(69,124)	(215,503)	(84,263)
Rescissions	(258)	(8)	(95)	(10)
Loans	(1,465)	(1,582)	(28,948)	(829)
Other Transactions	94	139	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(89,946)	(36,033)	(158,060)	(20,212)
Increase (Decrease) in Net Assets	(201,884)	95,309	(298,289)	141,982
Net Assets at Beginning of Period	654,603	559,294	1,124,680	982,698
Net Assets at End of Period	$452,719	$654,603	$826,391	$1,124,680
Changes in Units
Issued	1,059	1,258	2,096	1,944
Redeemed	(4,608)	(2,627)	(7,319)	(2,519)
Net Increase (Decrease)	(3,549)	(1,369)	(5,223)	(575)

	Davis VA Financial Portfolio		Franklin Income VIP Fund
	2022	2021	2022	2021 (A)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(17)	$(104)	$—	$29,569
Realized Gains (Losses) on Investments, Net	551	1,557	—	66,501
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,753)	2,086	—	(36,305)
Net Increase (Decrease) in Net Assets From Operations	(1,219)	3,539	—	59,765
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	(509,060)
Surrenders and Terminations	(1,747)	(2,988)	—	(205,332)
Rescissions	—	—	—	—
Loans	—	(14)	—	(506)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(1,747)	(3,002)	—	(714,898)
Increase (Decrease) in Net Assets	(2,966)	537	—	(655,133)
Net Assets at Beginning of Period	13,378	12,841	—	655,133
Net Assets at End of Period	$10,412	$13,378	$—	$—
Changes in Units
Issued	—	—	—	—
Redeemed	(63)	(109)	—	(7,185)
Net Increase (Decrease)	(63)	(109)	—	(7,185)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund
	2022	2021 (A)	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(1,938)	$1,501	$1,224
Realized Gains (Losses) on Investments, Net	—	65,277	147,034	68,579
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	127	(281,787)	183,691
Net Increase (Decrease) in Net Assets From Operations	—	63,466	(133,252)	253,494
Contract Transactions-All Products
Purchase Payments	—	—	439	877
Transfers Between Funds or (to) from General Account	—	(416,172)	—	—
Surrenders and Terminations	—	(96,528)	(74,025)	(85,883)
Rescissions	—	—	(241)	—
Loans	—	(231)	(1,052)	(6,080)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	—	(512,931)	(74,879)	(91,086)
Increase (Decrease) in Net Assets	—	(449,465)	(208,131)	162,408
Net Assets at Beginning of Period	—	449,465	1,188,640	1,026,232
Net Assets at End of Period	$—	$—	$980,509	$1,188,640
Changes in Units
Issued	—	—	3	6
Redeemed	—	(10,854)	(563)	(710)
Net Increase (Decrease)	—	(10,854)	(560)	(704)

	Franklin U.S. Government Securities VIP Fund		Invesco V.I. Global Strategic Income Fund
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,546	$3,087	$(245)	$335
Realized Gains (Losses) on Investments, Net	(3,208)	(1,389)	(195)	(84)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(20,743)	(8,115)	(1,275)	(956)
Net Increase (Decrease) in Net Assets From Operations	(21,405)	(6,417)	(1,715)	(705)
Contract Transactions-All Products
Purchase Payments	2,487	—	3,209	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(18,672)	(18,286)	(484)	(422)
Rescissions	(56)	(114)	—	—
Loans	(419)	(4,907)	—	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(16,660)	(23,307)	2,725	(422)
Increase (Decrease) in Net Assets	(38,065)	(29,724)	1,010	(1,127)
Net Assets at Beginning of Period	210,022	239,746	12,228	13,355
Net Assets at End of Period	$171,957	$210,022	$13,238	$12,228
Changes in Units
Issued	—	—	—	—
Redeemed	(561)	(622)	(18)	(17)
Net Increase (Decrease)	(561)	(622)	(18)	(17)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,366	$2,244	$456	$296
Realized Gains (Losses) on Investments, Net	(405)	235	(36)	29
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11,177)	(947)	(1,778)	20
Net Increase (Decrease) in Net Assets From Operations	(9,216)	1,532	(1,358)	345
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(3,420)	(4,731)	(392)	(363)
Rescissions	(171)	—	—	—
Loans	(211)	(364)	—	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(3,802)	(5,095)	(392)	(363)
Increase (Decrease) in Net Assets	(13,018)	(3,563)	(1,750)	(18)
Net Assets at Beginning of Period	79,221	82,784	10,112	10,130
Net Assets at End of Period	$66,203	$79,221	$8,362	$10,112
Changes in Units
Issued	—	—	—	—
Redeemed	(160)	(195)	(26)	(23)
Net Increase (Decrease)	(160)	(195)	(26)	(23)

	PIMCO VIT StocksPLUS Global Portfolio		PIMCO VIT Total Return Portfolio
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(323)	$(6,379)	$5,062	$2,148
Realized Gains (Losses) on Investments, Net	41,307	94,585	(10,643)	23,564
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(177,579)	64,221	(70,520)	(40,395)
Net Increase (Decrease) in Net Assets From Operations	(136,595)	152,427	(76,101)	(14,683)
Contract Transactions-All Products
Purchase Payments	38,615	30,135	46,833	42,509
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(584,715)	(85,603)	(92,374)	(82,713)
Rescissions	(369)	—	(155)	(2)
Loans	(631)	(5,057)	337	(6,916)
Other Transactions	94	139	93	139
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(547,006)	(60,386)	(45,266)	(46,983)
Increase (Decrease) in Net Assets	(683,601)	92,041	(121,367)	(61,666)
Net Assets at Beginning of Period	960,502	868,461	513,439	575,105
Net Assets at End of Period	$276,901	$960,502	$392,072	$513,439
Changes in Units
Issued	1,489	1,494	2,365	2,266
Redeemed	(29,111)	(4,839)	(5,252)	(4,746)
Net Increase (Decrease)	(27,622)	(3,345)	(2,887)	(2,480)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2022	2021	2022	2021 (A)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(200)	$(232)	$—	$14,346
Realized Gains (Losses) on Investments, Net	(409)	(283)	—	(39,680)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,003)	(1,198)	—	110,942
Net Increase (Decrease) in Net Assets From Operations	(1,612)	(1,713)	—	85,608
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	(1,474,443)
Surrenders and Terminations	(1,856)	(1,962)	—	(144,850)
Rescissions	—	(90)	—	(9)
Loans	(39)	(203)	—	(1,231)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(1,895)	(2,255)	—	(1,620,533)
Increase (Decrease) in Net Assets	(3,507)	(3,968)	—	(1,534,925)
Net Assets at Beginning of Period	29,137	33,105	—	1,534,925
Net Assets at End of Period	$25,630	$29,137	$—	$—
Changes in Units
Issued	—	—	—	—
Redeemed	(38)	(41)	—	(35,591)
Net Increase (Decrease)	(38)	(41)	—	(35,591)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2022 and 2021

	Total All Funds
	2022	2021
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$98,741	$96,086
Realized Gains (Losses) on Investments, Net	2,820,333	1,404,006
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6,115,145)	1,692,919
Net Increase (Decrease) in Net Assets From Operations	(3,196,071)	3,193,011
Contract Transactions-All Products
Purchase Payments	1,033,394	1,239,444
Transfers Between Funds or (to) from General Account	—	988
Surrenders and Terminations	(2,797,610)	(2,300,657)
Rescissions	(7,184)	(1,264)
Loans	(65,526)	(42,012)
Other Transactions	626	926
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(1,836,300)	(1,102,575)
Increase (Decrease) in Net Assets	(5,032,371)	2,090,436
Net Assets at Beginning of Period	21,316,816	19,226,380
Net Assets at End of Period	$16,284,445	$21,316,816
Changes in Units
Issued	52,393	301,665
Redeemed	(153,673)	(152,259)
Net Increase (Decrease)	(101,280)	149,406

(A)	Fund terminated in 2021 . See Footnote 1 for further details.

The following open/available fund had no activity as of the years or periods ended December 31, 2022 and 2021, and therefore, was not listed in the Statements of Changes in Net Assets:
Columbia Variable Portfolio – Seligman Global Technology Fund

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022
(1) Organization
Allianz Life Variable Account A (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (1940 Act), as amended. Allianz Life applies the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) guidance of Topic 946, Financial Services - Investment Companies. The Variable Account was established on May 31, 1985, and commenced operations September 8, 1987. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable life policies issued through the Variable Account and underwritten by Allianz Life. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct. Allianz Life has discontinued new sales of all variable life insurance products under the Variable Account. Products that were previously offered are shown below:

•Allianz ValueLife
•Allianz Valuemark Life
•Allianz Variable LifeFund
•Allianz VUL

The Variable Account's subaccounts are invested, at net asset values, in one or more of the funds (investment options) in accordance with the selection made by the policyholder. The policyholder may have the option to invest in the fixed account, based on the product features. The liabilities of the fixed account are included in the General Account, which is not registered as an investment company under the 1940 Act. Not all funds listed are available for all products. Some funds have been closed to accepting new money. Each multiple-class fund is presented on an aggregate basis, however, when mergers occur, the fund will be presented separately by class, to disclose which class received additional money. The funds and investment advisers are:

Fund	Investment Adviser
AZL DFA Five-Year Global Fixed Income Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2 *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2 *†	Allianz Investment Management, LLC
AZL Government Money Market Fund *†	Allianz Investment Management, LLC
AZL International Index Fund Class 1 †	Allianz Investment Management, LLC
AZL International Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL MSCI Emerging Markets Equity Index Class 1 †	Allianz Investment Management, LLC
AZL MSCI Emerging Markets Equity Index Class 2 *†	Allianz Investment Management, LLC
AZL MSCI Global Equity Index Fund Class 1 †	Allianz Investment Management, LLC
AZL MSCI Global Equity Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022

Fund	Investment Adviser
Franklin Rising Dividends VIP Fund *	Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.
Invesco V.I. Global Strategic Income Fund	Invesco Advisors, Inc.
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC
PIMCO VIT StocksPLUS Global Portfolio †	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC
Templeton Global Bond VIP Fund*	Franklin Advisers, Inc.

*	Fund contains share classes which assess 12b-1 fees.
†	The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

During the year ended December 31, 2021, the funds listed below changed their name. There were no name changes in 2022.

Prior Fund Name	Current Fund Name	Effective Date
Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco V.I. Global Strategic Income Fund	April 29, 2021
During the year ended December 31, 2021, the following funds were closed to new money. No funds were closed in 2022.

Fund	Date Closed
Franklin Income VIP Fund	June 18, 2021
Franklin Mutual Shares VIP Fund	June 18, 2021
Templeton Growth VIP Fund	June 18, 2021
During the year ended December 31, 2021, the following funds were added as available options. No funds were added in 2022.

Fund	Date Opened
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	June 18, 2021
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	June 18, 2021
AZL MSCI Global Equity Index Fund Class 1	June 18, 2021
AZL MSCI Global Equity Index Fund Class 2	June 18, 2021
During the year ended December 31, 2021, the following funds were merged or replaced. No funds were merged or replaced in 2022.

Closed Fund	Receiving Fund	Date Merged
Franklin Income VIP Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	June 18, 2021
Franklin Income VIP Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	June 18, 2021
Franklin Mutual Shares VIP Fund	AZL Russell 1000 Value Index Fund Class 1	June 18, 2021
Franklin Mutual Shares VIP Fund	AZL Russell 1000 Value Index Fund Class 2	June 18, 2021
Templeton Growth VIP Fund	AZL MSCI Global Equity Index Fund Class 1	June 18, 2021
Templeton Growth VIP Fund	AZL MSCI Global Equity Index Fund Class 2	June 18, 2021

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022
(2) Significant Accounting Policies
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investment transactions are recorded by the Variable Account on the trade date. Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern Standard Time market close.
The Fair Value Measurement Topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 -     Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 -    Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2022, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market which the Variable Account has the ability to access. Therefore, all investments have been categorized as Level 1. The characterization of the underlying securities held by the funds are accounted for on a trade-date basis and are in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the fund as of the beginning of the valuation date.

Transfers between subaccounts, including the fixed account (net), include transfers of all or part of the contractholders' interest to or from another eligible subaccount, or from or to the fixed account option of the general account of the Company.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022
(3) Related Party Charges and Expenses
Under the terms of the policies, certain charges and fees are incurred by the policyholder to cover Allianz Life’s expenses in connection with the issuance and administration of the policies. Following is a summary of these charges, expenses and fees for the period ended December 31, 2022:

Mortality and Expense Risk Charges
Allianz Life assumes mortality and expense risks related to the operations of the Variable Account. These charges are deducted on a daily basis with a rate ranging from 0.60% to 2.0% annually of the daily net asset value of each fund. These charges are assessed through a reduction in subaccount unit values.

Administrative Charges
A charge to cover administrative expenses of the Variable Account may be deducted from the Variable Account, depending on the policy. These charges range from 0.15% annually of the daily net asset value of each fund to a fixed charge of $4 to $15 per month. The 0.15% charge is assessed through a reduction in subaccount unit values, and the $4 to $15 charge is assessed through a reduction in subaccount accumulation units.

Cost of Insurance Charge
A cost of insurance charge may be deducted from the policy by a reduction of subaccount accumulation units. The amount of the charge is based upon the age, sex, and rate classification of the insured.

Insurance Risk Charge
An insurance risk charge may be deducted from the policy by a reduction of subaccount unit values. The amount of the charge is based upon the rate classification of the insured.

Premium Charges
A charge to cover expenses related to premiums and premium collection expense, including premium taxes, may be deducted from each premium payment by a reduction of subaccount accumulation units. These charges range from 1.75% to 5.0% of each premium payment.

Transfer Charges
A charge to cover transfers between available funds may be imposed at a rate of up to $25 per transfer. These charges are assessed through a reduction in subaccount accumulation units.

Rider Charges
For certain policies, optional riders may be available for an additional charge to the policyholder. The rider charges and the manner in which they are assessed vary based on the specific product, and may vary based on the insured's issue age, risk classification and other factors.

Additional details on charges and fees can be found in the respective product prospectus and policy.
(4) Federal Income Taxes
Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in a policyholder's gross income until amounts are received pursuant to a variable life policy.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022
(5) Purchases and Sales of Investments
The cost of purchases and proceeds from sales of investments for the year or periods ended December 31, 2022, are as follows:

	Cost of Purchases	Proceeds from Sales
AZL DFA Five-Year Global Fixed Income Fund	$9,522	$5,532
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	52,808	145,195
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	4,367	3,591
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	25,593	19,611
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	21,703	10,197
AZL Government Money Market Fund	92,932	91,812
AZL International Index Fund Class 1	30,640	26,311
AZL International Index Fund Class 2	94,580	75,806
AZL Mid Cap Index Fund Class 1	967,655	98,200
AZL Mid Cap Index Fund Class 2	178,738	218,667
AZL MSCI Emerging Markets Equity Index Class 1	34,495	44,489
AZL MSCI Emerging Markets Equity Index Class 2	12,679	6,814
AZL MSCI Global Equity Index Fund Class 1	166,479	163,138
AZL MSCI Global Equity Index Fund Class 2	3,863	5,384
AZL Russell 1000 Growth Index Fund Class 1	223,724	37,693
AZL Russell 1000 Growth Index Fund Class 2	320,431	189,176
AZL Russell 1000 Value Index Fund Class 1	487,367	209,295
AZL Russell 1000 Value Index Fund Class 2	166,346	152,251
AZL S&P 500 Index Fund	248,581	172,363
AZL Small Cap Stock Index Fund Class 1	55,767	7,698
AZL Small Cap Stock Index Fund Class 2	105,708	122,474
AZL T. Rowe Price Capital Appreciation Fund	234,757	269,456
Columbia Variable Portfolio – Seligman Global Technology Fund	—	—
Davis VA Financial Portfolio	579	1,964
Franklin Rising Dividends VIP Fund	137,413	85,718
Franklin U.S. Government Securities VIP Fund	7,196	21,309
Invesco V.I. Global Strategic Income Fund	3,209	729
PIMCO VIT High Yield Portfolio	3,533	4,969
PIMCO VIT Real Return Portfolio	637	572
PIMCO VIT StocksPLUS Global Portfolio	102,935	580,928
PIMCO VIT Total Return Portfolio	43,855	84,059
Templeton Global Bond VIP Fund	—	2,094

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022
(6) Financial Highlights
A summary of units outstanding, unit values, net assets, ratios, and total returns for variable life policies is as follows:

	At December 31					For the years or periods ended December 31
	Units Outstanding	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL DFA Five-Year Global Fixed Income Fund
2022	1,708	$9.33	to	$9.33	$15,938	4.62%	0.75%	to	0.75%	(7.52)%	to	(7.52)%
2021	1,344	$10.09	to	$10.09	$13,565	—%	0.75%	to	0.75%	(2.39)%	to	(2.39)%
2020	1,107	$10.34	to	$10.34	$11,445	2.46%	0.75%	to	0.75%	(0.18)%	to	(0.18)%
2019	835	$10.36	to	$10.36	$8,644	6.64%	0.75%	to	0.75%	2.73%	to	2.73%
2018	488	$10.08	to	$10.08	$4,924	0.81%	0.75%	to	0.75%	0.41%	to	0.41%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
2022	45,811	$8.97	to	$8.97	$411,016	1.36%	0.75%	to	0.75%	(15.04)%	to	(15.04)%
2021¹	60,323	$10.56	to	$10.56	$636,993	0.80%	0.75%	to	0.75%	5.60%	to	5.60%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2
2022	3,201	$16.38	to	$19.7	$52,861	0.95%	0.60%	to	2.00%	(16.25)%	to	(15.07)%
2021¹	3,345	$19.56	to	$23.2	$65,891	0.54%	0.60%	to	2.00%	4.25%	to	5.04%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
2022	34,494	$10.17	to	$10.17	$350,732	2.92%	0.75%	to	0.75%	(13.84)%	to	(13.84)%
2021	35,577	$11.8	to	$11.8	$419,953	2.87%	0.75%	to	0.75%	(0.16)%	to	(0.16)%
2020	36,369	$11.82	to	$11.82	$429,891	3.64%	0.75%	to	0.75%	8.31%	to	8.31%
2019	37,480	$10.91	to	$10.91	$409,053	3.37%	0.75%	to	0.75%	9.74%	to	9.74%
2018	38,301	$9.95	to	$9.95	$380,905	2.94%	0.75%	to	0.75%	(1.75)%	to	(1.75)%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
2022	9,421	$9.47	to	$9.47	$89,240	2.58%	0.60%	to	2.00%	(15.08)%	to	(15.08)%
2021	8,558	$11.15	to	$11.15	$95,454	2.57%	0.60%	to	2.00%	(1.67)%	to	(1.67)%
2020	8,054	$11.34	to	$11.34	$91,356	3.42%	0.60%	to	2.00%	6.68%	to	6.68%
2019	6,942	$10.63	to	$10.63	$73,814	3.07%	0.60%	to	2.00%	8.10%	to	8.10%
2018	6,427	$9.84	to	$10.67	$63,562	2.91%	0.60%	to	2.00%	(3.22)%	to	(1.85)%
AZL Government Money Market Fund
2022	112,131	$7.97	to	$10.72	$1,077,656	0.77%	0.60%	to	2.00%	(1.22)%	to	0.17%
2021	111,649	$8.07	to	$10.71	$1,076,536	—%	0.60%	to	2.00%	(1.98)%	to	(0.60)%
2020	115,491	$8.23	to	$10.77	$1,120,369	0.17%	0.60%	to	2.00%	(1.78)%	to	(0.40)%
2019	107,490	$8.38	to	$10.81	$1,057,899	1.38%	0.60%	to	2.00%	(0.62)%	to	0.79%
2018	108,162	$8.44	to	$10.73	$1,062,727	0.99%	0.60%	to	2.00%	(1.00)%	to	0.41%
AZL International Index Fund Class 1
2022	21,464	$11.94	to	$13.02	$267,326	4.56%	0.60%	to	2.00%	(15.95)%	to	(14.76)%
2021	22,711	$14.20	to	$15.28	$333,689	2.55%	0.60%	to	2.00%	8.61%	to	10.14%
2020	23,556	$13.08	to	$13.87	$316,467	5.18%	0.60%	to	2.00%	5.53%	to	7.02%
2019	24,066	$12.39	to	$12.96	$304,372	3.73%	0.60%	to	2.00%	19.26%	to	20.94%
2018	26,327	$10.39	to	$10.72	$277,392	3.86%	0.60%	to	2.00%	(15.52)%	to	(14.32)%
AZL International Index Fund Class 2
2022	49,417	$12.35	to	$19.91	$886,032	2.80%	0.60%	to	2.00%	(16.21)%	to	(15.03)%
2021	50,603	$14.74	to	$23.44	$1,069,300	1.52%	0.60%	to	2.00%	8.36%	to	9.89%
2020	53,667	$13.60	to	$21.33	$1,023,808	3.22%	0.60%	to	2.00%	5.27%	to	6.76%
2019	49,664	$12.92	to	$19.98	$916,712	2.35%	0.60%	to	2.00%	19.04%	to	20.72%
2018	56,606	$10.85	to	$16.55	$849,265	2.61%	0.60%	to	2.00%	(15.75)%	to	(14.56)%
AZL Mid Cap Index Fund Class 1

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022

	At December 31					For the years or periods ended December 31
	Units Outstanding	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2022	81,818	$15.40	to	$16.80	$1,363,643	3.32%	0.60%	to	2.00%	(15.05)%	to	(13.86)%
2021	85,487	$18.12	to	$19.50	$1,643,919	2.59%	0.60%	to	2.00%	21.57%	to	23.28%
2020	92,710	$14.91	to	$15.82	$1,448,747	3.98%	0.60%	to	2.00%	12.54%	to	14.13%
2019	95,889	$13.25	to	$13.86	$1,318,048	3.13%	0.60%	to	2.00%	22.99%	to	24.72%
2018	101,718	$10.77	to	$11.11	$1,124,259	2.40%	0.60%	to	2.00%	(12.78)%	to	(11.54)%
AZL Mid Cap Index Fund Class 2
2022	16,620	$25.42	to	$44.90	$565,228	0.67%	0.60%	to	2.00%	(15.26)%	to	(14.07)%
2021	19,801	$30.00	to	$52.25	$822,075	0.71%	0.60%	to	2.00%	21.21%	to	22.92%
2020	20,105	$24.75	to	$42.51	$687,219	1.16%	0.60%	to	2.00%	12.26%	to	13.84%
2019	21,978	$22.05	to	$37.34	$669,139	1.06%	0.60%	to	2.00%	22.80%	to	24.53%
2018	23,340	$17.95	to	$29.99	$569,769	0.91%	0.60%	to	2.00%	(13.11)%	to	(11.88)%
AZL MSCI Emerging Markets Equity Index Class 1
2022	33,187	$12.68	to	$12.68	$420,911	1.72%	0.75%	to	0.75%	(21.09)%	to	(21.09)%
2021	35,051	$16.07	to	$16.07	$563,581	1.56%	0.75%	to	0.75%	(4.40)%	to	(4.40)%
2020	35,388	$16.81	to	$16.81	$594,976	3.80%	0.75%	to	0.75%	16.38%	to	16.38%
2019	35,904	$14.45	to	$14.45	$518,681	1.98%	0.75%	to	0.75%	16.67%	to	16.67%
2018	36,263	$12.38	to	$12.38	$449,000	1.91%	0.75%	to	0.75%	(15.94)%	to	(15.94)%
AZL MSCI Emerging Markets Equity Index Class 2
2022	3,523	$9.83	to	$12.75	$41,505	1.44%	0.60%	to	2.00%	(22.34)%	to	(21.25)%
2021	3,744	$12.66	to	$16.19	$47,872	1.29%	0.60%	to	2.00%	(5.73)%	to	(4.40)%
2020	3,829	$13.43	to	$16.93	$51,882	3.61%	0.60%	to	2.00%	14.59%	to	16.21%
2019	3,365	$11.72	to	$14.57	$39,812	1.63%	0.60%	to	2.00%	14.86%	to	16.48%
2018	3,823	$10.20	to	$12.51	$39,980	1.61%	0.60%	to	2.00%	(17.14)%	to	(15.97)%
AZL MSCI Global Equity Index Fund Class 1
2022	130,039	$8.91	to	$8.91	$1,159,508	1.81%	0.75%	to	0.75%	(18.70)%	to	(18.70)%
2021¹	145,730	$10.96	to	$10.96	$1,596,457	1.20%	0.75%	to	0.75%	9.55%	to	9.55%
AZL MSCI Global Equity Index Fund Class 2
2022	2,351	$18.21	to	$22.04	$43,822	1.10%	0.60%	to	2.00%	(19.85)%	to	(18.72)%
2021¹	2,585	$22.71	to	$27.12	$59,896	0.76%	0.60%	to	2.00%	7.05%	to	7.86%
AZL Russell 1000 Growth Index Fund Class 1
2022	30,335	$19.45	to	$21.22	$637,785	0.61%	0.60%	to	2.00%	(30.85)%	to	(29.87)%
2021	31,502	$28.13	to	$30.26	$945,888	0.70%	0.60%	to	2.00%	24.62%	to	26.38%
2020	33,371	$22.57	to	$23.95	$794,065	1.18%	0.60%	to	2.00%	36.27%	to	38.20%
2019	34,735	$16.56	to	$17.33	$598,953	1.43%	0.60%	to	2.00%	32.85%	to	34.72%
2018	39,598	$12.47	to	$12.86	$507,589	1.60%	0.60%	to	2.00%	(3.82)%	to	(2.45)%
AZL Russell 1000 Growth Index Fund Class 2
2022	27,437	$34.72	to	$40.89	$1,031,701	0.06%	0.60%	to	2.00%	(30.98)%	to	(30.01)%
2021	30,175	$50.30	to	$58.42	$1,588,764	0.27%	0.60%	to	2.00%	24.36%	to	26.12%
2020	34,040	$40.45	to	$46.32	$1,430,522	0.61%	0.60%	to	2.00%	35.83%	to	37.75%
2019	32,215	$29.78	to	$33.63	$995,364	0.79%	0.60%	to	2.00%	32.60%	to	34.47%
2018	35,617	$22.46	to	$25.01	$825,656	0.88%	0.60%	to	2.00%	(4.09)%	to	(2.73)%
AZL Russell 1000 Value Index Fund Class 1
2022	169,019	$14.63	to	$15.96	$2,684,093	2.14%	0.60%	to	2.00%	(9.70)%	to	(8.43)%
2021	178,796	$16.20	to	$17.43	$3,081,375	2.05%	0.60%	to	2.00%	22.08%	to	23.80%
2020	155,318	$13.27	to	$14.08	$2,167,308	3.05%	0.60%	to	2.00%	0.22%	to	1.64%

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022

	At December 31					For the years or periods ended December 31
	Units Outstanding	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2019	167,526	$13.24	to	$13.85	$2,304,857	2.97%	0.60%	to	2.00%	23.63%	to	25.37%
2018	175,981	$10.71	to	$11.05	$1,935,087	2.78%	0.60%	to	2.00%	(10.32)%	to	(9.05)%
AZL Russell 1000 Value Index Fund Class 2
2022	28,890	$23.53	to	$27.73	$755,944	1.26%	0.60%	to	2.00%	(9.99)%	to	(8.73)%
2021	32,217	$26.14	to	$30.38	$907,532	1.20%	0.60%	to	2.00%	21.79%	to	23.51%
2020	32,580	$21.46	to	$24.60	$748,351	2.03%	0.60%	to	2.00%	(0.02)%	to	1.40%
2019	35,072	$21.47	to	$24.26	$798,189	2.00%	0.60%	to	2.00%	23.37%	to	25.11%
2018	39,717	$17.40	to	$19.39	$725,399	1.82%	0.60%	to	2.00%	(10.54)%	to	(9.27)%
AZL S&P 500 Index Fund
2022	40,887	$23.24	to	$30.20	$1,059,648	1.15%	0.60%	to	2.00%	(20.12)%	to	(18.79)%
2021	43,193	$29.02	to	$37.19	$1,389,521	1.11%	0.60%	to	2.00%	25.58%	to	27.65%
2020	44,207	$23.06	to	$29.13	$1,134,561	1.79%	0.60%	to	2.00%	15.17%	to	17.11%
2019	44,374	$19.97	to	$24.89	$978,392	1.67%	0.60%	to	2.00%	28.30%	to	30.49%
2018	51,920	$15.52	to	$19.10	$896,351	1.66%	0.60%	to	2.00%	(6.73)%	to	(5.20)%
AZL Small Cap Stock Index Fund Class 1
2022	8,902	$14.88	to	$16.24	$145,462	1.64%	0.60%	to	2.00%	(18.10)%	to	(16.95)%
2021	8,837	$18.17	to	$19.55	$162,593	1.20%	0.60%	to	2.00%	23.87%	to	25.62%
2020	8,920	$14.67	to	$15.56	$132,139	2.07%	0.60%	to	2.00%	8.77%	to	10.31%
2019	9,714	$13.49	to	$14.11	$132,278	1.58%	0.60%	to	2.00%	19.99%	to	21.68%
2018	12,722	$11.24	to	$11.59	$144,019	1.33%	0.60%	to	2.00%	(10.41)%	to	(9.14)%
AZL Small Cap Stock Index Fund Class 2
2022	19,034	$22.89	to	$28.51	$452,719	0.76%	0.60%	to	2.00%	(18.29)%	to	(17.15)%
2021	22,583	$28.02	to	$34.41	$654,603	0.65%	0.60%	to	2.00%	23.55%	to	25.29%
2020	23,952	$22.68	to	$27.47	$559,294	1.18%	0.60%	to	2.00%	8.51%	to	10.05%
2019	20,920	$20.90	to	$24.96	$450,806	0.95%	0.60%	to	2.00%	19.77%	to	21.46%
2018	22,686	$17.45	to	$20.55	$407,256	0.85%	0.60%	to	2.00%	(10.74)%	to	(9.48)%
AZL T. Rowe Price Capital Appreciation Fund
2022	25,700	$26.38	to	$35.48	$826,391	0.69%	0.60%	to	2.00%	(13.83)%	to	(12.62)%
2021	30,923	$30.61	to	$40.61	$1,124,680	0.98%	0.60%	to	2.00%	15.78%	to	17.42%
2020	31,498	$26.44	to	$34.58	$982,698	1.42%	0.60%	to	2.00%	15.15%	to	16.77%
2019	29,525	$22.96	to	$29.62	$803,711	2.16%	0.60%	to	2.00%	21.92%	to	23.64%
2018	32,135	$18.84	to	$23.95	$713,821	0.89%	0.60%	to	2.00%	(1.62)%	to	(0.23)%
Davis VA Financial Portfolio
2022	413	$25.09	to	$33.75	$10,412	1.81%	0.60%	to	2.00%	(10.34)%	to	(9.07)%
2021	476	$27.98	to	$37.11	$13,378	1.26%	0.60%	to	2.00%	27.95%	to	29.76%
2020	585	$21.87	to	$28.60	$12,841	1.44%	0.60%	to	2.00%	(7.86)%	to	(6.55)%
2019	684	$23.73	to	$30.61	$16,278	1.35%	0.60%	to	2.00%	23.37%	to	25.11%
2018	1,175	$19.24	to	$24.47	$23,246	0.85%	0.60%	to	2.00%	(12.45)%	to	(11.21)%
Franklin Rising Dividends VIP Fund
2022	7,131	$93.39	to	$146.08	$980,509	1.04%	0.60%	to	2.00%	(12.34)%	to	(11.01)%
2021	7,691	$106.53	to	$164.16	$1,188,640	1.01%	0.60%	to	2.00%	24.28%	to	26.15%
2020	8,395	$85.72	to	$130.13	$1,026,232	1.45%	0.60%	to	2.00%	13.67%	to	15.36%
2019	9,192	$75.41	to	$112.80	$977,772	1.45%	0.60%	to	2.00%	26.67%	to	28.62%
2018	10,656	$59.53	to	$87.71	$876,879	1.41%	0.60%	to	2.00%	(6.96)%	to	(5.56)%
Franklin U.S. Government Securities VIP Fund

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022

	At December 31					For the years or periods ended December 31
	Units Outstanding	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2022	5,319	$21.89	to	$41.58	$171,957	2.54%	0.60%	to	2.00%	(11.53)%	to	(10.18)%
2021	5,880	$24.74	to	$46.29	$210,022	2.56%	0.60%	to	2.00%	(3.77)%	to	(2.35)%
2020	6,502	$25.71	to	$47.40	$239,746	3.63%	0.60%	to	2.00%	1.77%	to	3.30%
2019	7,740	$25.26	to	$45.88	$269,710	3.12%	0.60%	to	2.00%	3.15%	to	4.68%
2018	9,717	$24.49	to	$43.83	$333,934	3.08%	0.60%	to	2.00%	(1.66)%	to	(0.16)%
Invesco V.I. Global Strategic Income Fund
2022	484	$21.13	to	$21.13	$13,238	—%	0.60%	to	2.00%	(13.21)%	to	(13.21)%
2021	502	$24.34	to	$24.34	$12,228	4.65%	0.60%	to	2.00%	(5.33)%	to	(5.33)%
2020	519	$25.71	to	$25.71	$13,355	5.86%	0.60%	to	2.00%	1.35%	to	1.35%
2019	540	$25.37	to	$25.37	$13,708	3.68%	0.60%	to	2.00%	8.61%	to	8.61%
2018	710	$23.36	to	$33.47	$17,762	4.94%	0.60%	to	2.00%	(6.30)%	to	(4.97)%
PIMCO VIT High Yield Portfolio
2022	2,897	$21.47	to	$28.87	$66,203	5.05%	0.60%	to	2.00%	(12.07)%	to	(10.83)%
2021	3,057	$24.41	to	$32.38	$79,221	4.45%	0.60%	to	2.00%	1.58%	to	3.01%
2020	3,252	$24.03	to	$31.43	$82,784	4.84%	0.60%	to	2.00%	3.66%	to	5.12%
2019	3,356	$23.18	to	$29.90	$82,519	4.96%	0.60%	to	2.00%	12.48%	to	14.07%
2018	4,101	$20.61	to	$26.21	$88,770	5.10%	0.60%	to	2.00%	(4.59)%	to	(3.24)%
PIMCO VIT Real Return Portfolio
2022	596	$14.04	to	$14.04	$8,362	7.02%	0.60%	to	2.00%	(13.65)%	to	(13.65)%
2021	622	$16.26	to	$16.26	$10,112	4.95%	0.60%	to	2.00%	3.52%	to	3.52%
2020	645	$15.71	to	$15.71	$10,130	1.43%	0.60%	to	2.00%	9.50%	to	9.50%
2019	676	$14.34	to	$18.12	$9,693	1.82%	0.60%	to	2.00%	6.30%	to	7.80%
2018	1,512	$13.49	to	$16.81	$23,050	2.48%	0.60%	to	2.00%	(4.15)%	to	(2.79)%
PIMCO VIT StocksPLUS Global Portfolio
2022	15,220	$15.32	to	$18.55	$276,901	0.94%	0.60%	to	2.00%	(20.39)%	to	(19.12)%
2021	42,842	$19.24	to	$22.93	$960,502	0.20%	0.60%	to	2.00%	16.97%	to	18.62%
2020	46,187	$16.45	to	$19.33	$868,461	1.26%	0.60%	to	2.00%	10.79%	to	12.62%
2019	43,320	$14.84	to	$17.17	$731,712	1.71%	0.60%	to	2.00%	25.00%	to	26.91%
2018	45,657	$11.88	to	$13.53	$607,482	1.70%	0.60%	to	2.00%	(12.52)%	to	(11.27)%
PIMCO VIT Total Return Portfolio
2022	23,822	$14.48	to	$19.47	$392,072	2.61%	0.60%	to	2.00%	(16.00)%	to	(14.82)%
2021	26,709	$17.23	to	$22.86	$513,439	1.82%	0.60%	to	2.00%	(3.22)%	to	(1.86)%
2020	29,189	$17.81	to	$23.29	$575,105	2.10%	0.60%	to	2.00%	6.50%	to	8.01%
2019	26,808	$16.72	to	$21.56	$499,399	3.02%	0.60%	to	2.00%	6.22%	to	7.72%
2018	34,807	$15.74	to	$20.02	$599,211	2.54%	0.60%	to	2.00%	(2.51)%	to	(1.13)%
Templeton Global Bond VIP Fund
2022	510	$50.25	to	$50.25	$25,630	—%	0.75%	to	0.75%	(5.56)%	to	(5.56)%
2021	548	$53.21	to	$53.21	$29,137	—%	0.75%	to	0.75%	(5.34)%	to	(5.34)%
2020	589	$56.21	to	$56.21	$33,105	8.63%	0.75%	to	0.75%	(5.78)%	to	(5.78)%
2019	675	$59.66	to	$59.66	$40,256	7.02%	0.75%	to	0.75%	1.49%	to	1.49%
2018	758	$58.78	to	$58.78	$44,534	—%	0.75%	to	0.75%	1.45%	to	1.45%

1 Period from June 18, 2021 (fund commencement) to December 31, 2021
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2022
mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** These ratios represent the annualized policy expenses of the Variable Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying funds are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect policy expenses of the Variable Account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Funds with a date notation, as shown above, indicate the effective date of that fund in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values.
The following open/available fund had no activity for the years or periods ended December 31, 2022, 2021, 2020, 2019 and 2018, therefore, was not listed in the Financial Highlights:
Columbia Variable Portfolio – Seligman Global Technology Fund

(7) Subsequent Events
No material subsequent events have occurred since December 31, 2022 through April 5, 2023, the date at which the financial statements were issued, that would require adjustment to the financial statements.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Financial Statements
December 31, 2022 and 2021
(With Report of Independent Auditors Thereon)

Report of Independent Auditors

To the Board of Directors of Allianz Life Insurance Company of North America

Opinions

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of North America (the "Company"), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, of capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

1 of 67

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:
a.Exercise professional judgment and maintain professional skepticism throughout the audit.
b.Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
c.Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
d.Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
e.Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 7, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2022 and 2021
(Dollars in millions, except share data)

Admitted Assets	2022	2021
Cash and invested assets:
Bonds	$89,143	93,817
Stocks	251	303
Investment in subsidiaries	1,442	1,477
Mortgage loans on real estate	17,728	17,154
Real estate	82	80
Cash, cash equivalents and short-term investments	2,232	3,215
Policy loans	309	267
Derivative assets	973	2,682
Other invested assets	3,504	3,834
Total cash and invested assets	115,664	122,829
Investment income due and accrued	1,273	947
Current federal and foreign income tax recoverable	270	—
Deferred tax asset, net	379	487
Other assets	1,035	993
Admitted assets, exclusive of separate account assets	118,621	125,256
Separate account assets	43,502	48,279
Total admitted assets	$162,123	173,535

3 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2022 and 2021
(Dollars in millions, except share data)

Liabilities and Capital and Surplus	2022	2021
Policyholder liabilities:
Life policies and annuity contracts	$98,386	96,980
Accident and health policies	2,440	2,227
Deposit-type contracts	4,233	4,577
Life policy and contract claims	10	8
Accident and health policy and contract claims	22	19
Other policyholder funds	138	122
Total policyholder liabilities	105,229	103,933
Interest maintenance reserve	172	267
General expenses due and accrued	196	245
Due from separate accounts	(751)	(635)
Current income taxes payable	102	482
Borrowed money	2,010	2,001
Asset valuation reserve	1,266	1,148
Derivative liabilities	747	2,023
Other liabilities	3,135	5,087
Liabilities, exclusive of separate account liabilities	112,106	114,551
Separate account liabilities	43,502	48,279
Total liabilities	155,608	162,830
Capital and surplus:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation preference of $10 and $4 at December 31, 2022 and 2021, respectively	9	9
Class A, Series B preferred stock, $1 par value. Authorized, 10,000,000 shares; issued and outstanding, 9,994,289 shares; liquidation preference of $12 and $5 at December 31, 2022 and 2021, respectively	10	10
Common stock, $1 par value. Authorized, 40,000,000 shares; issued and outstanding, 20,000,001 shares at December 31, 2022 and 2021, respectively	20	20
Additional paid-in capital	3,676	3,676
Special surplus funds	(301)	(1,437)
Unassigned surplus	3,101	8,427
Total capital and surplus	6,515	10,705
Total liabilities and capital and surplus	$162,123	173,535

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations
Years ended December 31, 2022, 2021, and 2020
(Dollars in millions)

	2022	2021	2020
Income:
Premiums and annuity considerations	$14,288	14,125	10,346
Consideration for supplementary contracts	139	166	196
Net investment income	4,544	4,866	4,864
Commissions and expense allowances on reinsurance ceded	649	1,093	(38)
Reserve adjustments related to reinsurance ceded	(1,194)	(454)	(7)
Fees from separate accounts	488	574	567
Other	(503)	(32)	694
Total income	18,411	20,338	16,622
Benefits and other expenses:
Policyholder benefits	1,846	2,076	1,926
Surrenders	6,653	8,800	8,417
Change in aggregate reserves and deposit funds	3,113	4,316	2,465
Commissions and other agent compensation	1,539	1,480	1,139
General and administrative expenses	697	715	600
Net transfers to separate accounts	1,732	2,424	1,460
Total benefits and other expenses	15,580	19,811	16,007
Income from operations before federal income taxes and net realized capital gain	2,831	527	615
Income tax (benefit) expense	(2)	1,091	18
Net income (loss) from operations before net realized capital gain	2,833	(564)	597
Net realized capital (loss) gain, net of taxes and interest maintenance reserve	(1,986)	1,856	142
Net income	$847	1,292	739

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Capital and Surplus
Years ended December 31, 2022, 2021, and 2020
(Dollars in millions)

	2022	2021	2020
Capital and surplus at beginning of year	$10,705	7,661	7,954
Change due to correction of accounting error (Note 3)	—	40	—
Change in reserve on account of change in valuation basis (Note 3)	—	—	(1)
Adjusted balance at beginning of year	10,705	7,701	7,953
Net income	847	1,292	739
Change in unrealized capital (loss) gain	(516)	(142)	(61)
Change in net deferred income tax	54	215	42
Change in asset valuation reserve	(118)	(165)	(88)
Dividends paid to parent	(4,100)	(900)	(750)
Change in unamortized gain on reinsurance transactions	(254)	2,737	(162)
Other changes in capital and surplus	(103)	(33)	(12)
Capital and surplus at end of year	$6,515	10,705	7,661

See accompanying notes to statutory financial statements.

6 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flow
Years ended December 31, 2022, 2021, and 2020
(Dollars in millions)

	2022	2021	2020
Cash flow from operating activities:
Revenues:
Premiums and annuity considerations, net	$14,427	14,291	10,543
Net investment income	4,352	5,069	4,990
Commissions and expense allowances on reinsurance ceded	333	385	36
Fees from separate accounts	488	574	567
Other	148	256	217
Cash provided by operating activities	19,748	20,575	16,353
Benefits and expenses paid:
Benefit and loss-related payments	9,619	19,238	9,513
Net transfers to separate accounts	1,849	2,766	1,128
Commissions, expenses paid, and aggregate write-ins for deductions	2,459	2,119	1,727
Income tax paid, net	616	709	290
Other	—	(16)	(6)
Cash used in operating activities	14,543	24,816	12,652
Net cash provided by (used in) operating activities	5,205	(4,241)	3,701
Cash flow from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	19,619	30,622	8,935
Stocks	98	282	147
Mortgage loans	1,403	1,806	1,024
Real estate	5	3	—
Other invested assets	154	81	60
Derivatives	—	1,213	861
Miscellaneous proceeds	893	35	2
Cash provided by investing activities	22,172	34,042	11,029
Cost of investments acquired:
Bonds	15,529	24,350	10,885
Stocks	107	292	230
Mortgage loans	2,030	3,347	2,482
Real estate	11	17	10
Other invested assets	549	408	156
Derivatives	3,881	—	—
Miscellaneous applications	—	78	485
Cash used in investing activities	22,107	28,492	14,248
Net increase in policy loans and premium notes	41	12	21
Net cash provided by (used in) investing activities	24	5,538	(3,240)
Cash flow from financing and miscellaneous activities:
Change in borrowed money	—	500	500
Payments on deposit-type contracts and other insurance liabilities, net of deposits	(1,203)	(1,264)	(1,290)
Dividends paid to parent	(4,100)	(900)	(750)
Other cash (used) provided	(909)	2,672	121
Net cash (used in) provided by financing and miscellaneous activities	(6,212)	1,008	(1,419)
Net change in cash, cash equivalents, and short-term investments	(983)	2,305	(958)
Cash, cash equivalents, and short-term investments:
Beginning of year	3,215	910	1,868
End of year	$2,232	3,215	910
See accompanying notes to statutory financial statements.

7 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1)    Organization and Nature of Operations
Allianz Life Insurance Company of North America (the Company) is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly-owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company’s ultimate parent. The Company has a wholly-owned life insurance company subsidiary, Allianz Life Insurance Company of New York (AZNY). The Company also wholly owns a captive reinsurer, Allianz Life Insurance Company of Missouri (AZMO).
The Company is a life insurance company licensed to sell annuity, group and individual life, and group and individual accident and health policies in the United States, Canada, and several U.S. territories. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of fixed-indexed, variable-indexed, variable, and fixed annuities. The life business consists of both individual and group life. Life business includes products with guaranteed premiums and benefits and consists principally of fixed-indexed universal life policies and closed blocks of universal life policies, term insurance policies, and limited payment contracts. Accident and health business is primarily comprised of closed blocks of long-term care (LTC) insurance. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubt concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies
(a)    Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP), without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:
(1)    Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations as the corresponding revenues or future profits are recognized.
(2)    Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.
(3)    Certain reinsurance transactions, primarily used for annuity business, are recognized as reinsurance for statutory purposes only.
(4)    Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.

8 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)    The Company reinsures a portion of its in-force block of business through several reinsurance agreements. Under NAIC SAP, the after-tax gains associated with these indemnity reinsurance transactions are recorded in Unassigned surplus and recognized through income as future earnings of the books of business emerge. Under U.S. GAAP, the pretax gains associated with such transactions that qualify as reinsurance, are deferred as liabilities and are amortized into operations over the revenue-producing period of the policies.
(6)    Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.
(7)    Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are generally recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.
(8)    Investments in subsidiaries are carried at net equity values as prescribed by the NAIC. Changes in equity values are reflected in Unassigned surplus within the Statutory Statements of Capital and Surplus as credits or charges to Unassigned surplus. Under U.S. GAAP, wholly owned subsidiary results are consolidated.
(9)    The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses, net of tax, resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.
(10)    Canadian asset and liability amounts are expressed in Canadian dollars without foreign exchange translation into U.S. dollars. A net foreign currency translation adjustment is recorded within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with an offset to Other changes in capital and surplus within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, Canadian assets and liabilities are converted to U.S. dollars, with any translation adjustment recorded to stockholder’s equity.
(11)    Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, investments in unaudited subsidiary, controlled, and affiliated (SCA) entities, electronic data processing (EDP) software, portions of goodwill, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, and portions of DTAs. There is no such concept under U.S. GAAP.
(12)    A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.
(13)    Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.

9 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(14)    Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.
(15)    Derivatives are reported at fair value in accordance with SSAP No. 86, Derivatives (SSAP No. 86) and SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees (SSAP No. 108). See additional information in section (k) of this note and note 5. Changes in the fair value of derivatives, except those reported under SSAP No. 108, are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. For derivatives reported under SSAP No. 108, changes in fair value are recognized as net deferred assets or liabilities within Other assets or Other liabilities, respectively, in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, for fluctuations in fair value that do not offset the changes in the hedged item. The deferred asset or liability is amortized over the timeframe required under SSAP No. 108. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as part of operating income and the hedged derivatives are carried at fair value. In addition, the effective and ineffective portions of a hedge are accounted for separately.
(16)    Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs to the extent recoverable.
(17)    The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.
(18)    The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.
(19)    The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.
(20)    Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.
(21)    Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.
(22)    Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.
(23)    For certain annuity products with a market value adjustment feature sold to Minnesota residents (MN MVA) and variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.

10 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2022, 2021, and 2020.
The Company’s subsidiary, AZMO, has adopted an accounting practice that is prescribed by the Department of Insurance, Financial Institutions, and Professional Registration of the State of Missouri (the Missouri Department). The effect of the accounting practice allows a letter of credit to be carried as an admitted asset. The balance of the letter of credit asset at December 31, 2022 and 2021 was $117 and $110, respectively. Under NAIC SAP, this letter of credit would not be allowed as an admitted asset.
This prescribed practice does not impact the net income of AZMO and results in increases to surplus of $117 and $110 as of December 31, 2022 and 2021, respectively. The Company’s carrying value of its investment in AZMO per the audited statutory surplus was $395 and $371, and the carrying value of its investment in AZMO would have been $278 and $261 if AZMO had completed Statutory Financial Statements in accordance with the NAIC SAP as of December 31, 2022 and 2021, respectively. AZMO maintains an adequate amount of surplus such that if it had not adopted the prescribed practice, surplus would still exceed the risk-based capital requirements.
(c)    Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2022 and 2021, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
(d)    Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.
(e)    Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses both issue year and change in fund basis for the calculation method, on a curtate basis, using the maximum allowable interest rate. Deferred fixed-interest and fixed-indexed annuities typically have a two-tier structure to encourage annuitization, or a single-tier structure, which may include a market value adjustment. Either two-tier or single-tier annuities may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using VM-21, Requirements for Principle-Based Reserves for Variable Annuities (VM-21). Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Reserves for immediate annuities are calculated using current prescribed mortality tables.

11 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM) or VM-20, Requirements for Principle-Based Reserves for Life Products, depending on the policy's issue date. Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies in reserve adequacy. The results of these tests and analysis resulted in $0 of additional reserves at December 31, 2022 and 2021, respectively.
(f)    Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the LTC business, the asset adequacy analysis was performed through a gross premium valuation. At December 31, 2022 and 2021, the results of these tests and analysis supported the establishment of additional reserves of $412 and $329, respectively.
(g)    Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and claims related to deposit-type contracts are not reflected in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(h)    Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.
(i)    Reinsurance
The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Included in Unassigned surplus is the gain recognized when the Company enters into a coinsurance, modified coinsurance (modco) or yearly renewable term (YRT) agreement on existing business. The gain is deferred and amortized into operations on a basis consistent with how the future earnings emerge on the underlying business.
Reserve adjustments related to reinsurance ceded in the Statutory Statements of Operations include reserve changes received from a reinsurer on modco ceded. Under a modco agreement, the ceded reserves, and a portfolio of assets, remain on the Company's Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The modco assets are considered restricted as they are not under the full control of the Company.

12 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(j)    Investments
Investment values are determined in accordance with methods prescribed by the NAIC.

Bonds and Stocks
The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.
Loan-backed securities and structured securities are amortized using anticipated prepayments, in addition to other less significant factors. Prepayment assumptions for loan-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on prepayment assumptions and the estimated economic life of the securities. For structured securities, except for collateralized debt obligations (CDOs) and impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For CDOs and impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43R – Loan Backed and Structured Securities (SSAP No. 43R).
Hybrid securities are investments structured to have characteristics of both stocks and bonds. The Company records these securities within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Common stocks, other than investments in subsidiaries and Federal Home Loan Bank (FHLB) stock, are carried at fair value. FHLB stock is carried at cost, which approximates fair value.
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds and common stocks is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
The Company reviews its combined investment portfolio, including subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For loan-backed securities, the Company must allocate other-than-

13 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
The Company evaluates whether equity securities are other-than-temporarily impaired through a review process which includes, but is not limited to, market analysis, analyzing current events, assessing recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
The Company holds certain cash equivalents which receive bond treatment based on their underlying securities. These are classified as Other assets receiving bond treatment in Note 5.
Investment in Subsidiaries
Common stock of the Company’s insurance subsidiaries is carried at SAP capital and surplus, and investments in non-insurance subsidiaries are carried at U.S. GAAP equity value adjusted for certain items that are considered to be non-admitted. Unaudited subsidiaries are fully non-admitted.
Mortgage Loans on Real Estate
Mortgage loans on real estate, including commercial mortgage loans (CMLs) and residential mortgage loans (RMLs), are carried at the outstanding principal balance, adjusted for any impairment. The fair value of CMLs is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of RMLs is calculated by discounting estimated cash flows, with discount rates based on current market conditions. The Company evaluates loans quarterly to assess whether there is an impairment based on the likelihood of receiving all contractual cash flows. The Company accounts for interest income on impaired loans on a cash basis. Interest accrual is discontinued for impaired loans and interest income is only recognized when received. Payments received on impaired loans are applied to accrued interest, and payments received in excess of accrued interest are applied to principal.
Real Estate
Real estate primarily represents the Company’s home office property, and is carried at depreciated cost less encumbrances in accordance with SSAP No. 40 – Real Estate Investments. Real estate income, including income received from home office property, is included in Net investment income on the Statutory Statements of Operations. Real estate, exclusive of land, is depreciated on a straight-line basis over estimated useful lives ranging from 3 to 40 years. At December 31, 2022 and 2021, accumulated depreciation was $83 and $79, respectively. Furthermore, as of December 31, 2022 and 2021, real estate was presented net of encumbrances of $20 and $31, respectively, as discussed in Note 7.
The Company had real estate classified as held for sale that was transferred from RMLs in the amount of $4 as of December 31, 2021. Allianz Life sold these properties in 2022 and recognized a net gain of $1 at the time of sale.
Cash, Cash Equivalents and Short-term Investments
Cash and cash equivalents may include cash on hand, demand deposits, money market funds, reverse repurchase agreements (repo), and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.

14 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In the normal course of business, the Company enters into bilateral and tri-party repos, whereby the Company purchases securities and simultaneously agrees to resell the same securities at a stated price on a specified date in the future, for the purpose of earning a specified rate of return. An affiliate of the Company serves as the agent in the bilateral agreements and an unaffiliated bank serves as the custodian in the tri-party agreements. The bilateral agreements require purchases of specifically identified securities. If at any time the fair value of those purchased securities falls below the purchase price, additional collateral in the form of cash or additional securities is required to be transferred to ensure margin maintenance. The tri-party agreements allow for the purchase of certain bonds and structured securities, and require a minimum of 102% of fair value of the securities purchased to be maintained as collateral.
The Company’s repos are accounted for as collateralized lending in accordance with SSAP No. 103R – Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP No. 103R), whereby the amounts paid for the securities are reported as cash equivalents within Cash and cash equivalents on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The difference between the amount paid and the amount at which the securities will be resold is reported as interest income within Net investment income on the Statutory Statements of Operations.
Short-term investments are comprised of bonds due in one year or less at original purchase. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.
Other Invested Assets
The Company participates in securities lending arrangements whereby specific securities are loaned to other institutions. The Company receives collateral from these arrangements including cash and cash equivalents, which can be reinvested based on the Company's discretion, and noncash collateral, which may not be sold or re-pledged unless the counterparty is in default. The Company accounts for its securities lending transactions as secured borrowings, in which the cash collateral received and the related obligation to return the cash collateral are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Noncash collateral received is not reflected on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Securities on loan remain on the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and interest and dividend income earned by the Company on loaned securities is recognized in Net investment income on the Statutory Statements of Operations.
Company policy requires a minimum of 102% of fair value of securities loaned under securities lending agreements to be maintained as collateral. The Company's sources of cash used to return cash collateral is dependent upon the liquidity of current market conditions. The Company has policies in place to manage reinvested collateral at appropriate levels of liquidity.
The Company invests in low income housing tax credit (LIHTC) investments for tax benefits. In accordance with SSAP No. 93 – Low Income Housing Tax Credit Property Investments, the LIHTC investments are carried at cost and adjusted for amortization based on the proportion of total tax credits and other tax benefits expected to be received over the life of the investments. The Company records an asset for the full unfunded investment amount upon entering into a LIHTC agreement; amortization decreases the asset balance over time. A corresponding liability is recorded for the unfunded commitment balance beginning when the LIHTC investment is initially funded, which decreases as the Company provides capital to fund. The asset and liability are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The tax benefit is recognized within Income tax expense within the Statutory Statements of Operations. The amortization of the investment is recorded as Net

15 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

investment income and any impairments are included in Net realized capital gain (loss) within the Statutory Statements of Operations.
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance sheet date. Receivables and payables for securities are included in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(k)    Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios for hedging purposes.
Hedge Accounting
The Company elects hedge accounting under SSAP No. 86 and SSAP No. 108 for certain qualifying derivative instruments. To qualify for hedge accounting, at inception, the Company formally documents the risk management objective and strategy for undertaking the hedging transaction. The documentation links a specific derivative to a specific asset or liability on the Statutory Statements of Assets, Liabilities, and Capital and Surplus, identifies how the derivative is expected to offset the exposure to changes in the hedged item's fair value or variability in cash flows attributable to the designated hedge risk, and the effectiveness testing methods to be used. Hedge effectiveness is formally assessed at inception and on a quarterly basis throughout the life of the designated hedging relationships.
Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge effectiveness may be measured using either the dollar offset method or regression analysis. The dollar offset method compares changes in fair value or cash flows of the hedging instrument with changes in the fair value or cash flows of the hedged item attributable to the hedged risk. Regression analysis is a statistical technique used to measure the relationships between the fair values or cash flows of a derivative and a hedged item and how each reacts to changes in the designated hedge risk (i.e., interest rates, foreign currency rates).
A derivative instrument is either classified as an effective hedge or an ineffective hedge. Entities must account for the derivative at fair value if deemed to be ineffective or becomes ineffective. For those derivatives qualifying as effective for hedge accounting under SSAP No. 86, the change in the carrying value or cash flow of the derivative shall be recorded consistently with the way that changes in the carrying value or cash flows of the hedged item are recorded. For those derivatives qualifying as effective for hedge accounting under SSAP No. 108, the derivative is carried at fair value.
Foreign Currency Swaps
The Company utilizes foreign currency swaps to hedge cash flows and applies hedge accounting. Specifically, the Company uses foreign currency swaps to hedge foreign currency and interest rate fluctuations on certain underlying foreign currency denominated fixed-maturity securities. The foreign currency swaps are reported at amortized cost from the date hedge accounting is designated and deemed to be effective, which is consistent with the accounting for the bonds that are the subject of the hedge accounting transactions.
Interest Rate Swaps on Variable Annuity Insurance Liabilities
The Company utilizes interest rate swaps (IRS) to hedge the interest rate risk on certain variable annuity guarantee benefits. These are accounted for as a cash flow hedge under SSAP No. 86 and a fair value hedge under SSAP No. 108.

Prior to January 1, 2020, the Company had IRS that hedge the interest rate risk on certain variable annuity guarantee benefits held at amortized cost in accordance with SSAP No. 86. The initial book value of the IRS represented the book value created from inception until the designation of hedge accounting. These

16 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

IRS were held at amortized cost and changes were recognized to the extent they offset changes in the AG43 reserve for the hedged item due to interest rate movement. The initial book value and subsequent changes due to the hedged item or realized gains or losses recorded under hedge accounting (hedge adjustment) are amortized over the duration of the hedge program, approximated by AG43 standard scenario revenues.

Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship described above under SSAP No. 108. The remaining balance of the SSAP No. 86 hedge adjustment is recorded within Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and will be amortized over the life of the former hedge program.
The table below represents the hedge adjustment balance under SSAP No. 86:

	2022	2021
Hedge adjustment balance - beginning of year	$455	513
Amount amortized into earnings during the year	(54)	(58)
Hedge adjustment balance - end of year	$401	455
Effective January 1, 2020, the Company designated the hedging relationship described above under SSAP No. 108. The hedged item consists of a portion of the Company's variable annuity block of business minimum benefit guarantees that are sensitive to interest rate movement. The hedged portion of the block is determined on a monthly basis based on the percentage of the economic liability being hedged. The related hedging instrument is a portfolio of interest rate swap derivatives which follows a dynamic hedging strategy. Changes in interest rates impact the present value of the future product cash flows.
The Company recognizes a net deferred asset or liability within Other assets or Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for fluctuations in fair value that do not offset the changes in the hedged liability. Beginning July 1, 2021, the Company elected to amortize the deferred balance that existed as of June 30, 2021 over five years, in accordance with SSAP No. 108, paragraph 14.c. Changes in the deferred balance after July 1, 2021 will be amortized over the timeframe required under SSAP No. 108, paragraph 14, which is the Macaulay duration of guarantee benefit cash flows, capped at 10 years.
The hedge strategy is compliant with VM-21 Clearly Defined Hedge Strategy (CDHS) requirements and meets all the criteria to be defined as an effective hedge relationship as required by SSAP No. 108. The Company entered into this hedging relationship effective January 1, 2020 and no changes in hedging strategy have occurred since inception. Hedge effectiveness is measured in accordance with SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2022.

In accordance with SSAP No. 108, an amount equal to the net deferred asset and deferred liability is allocated from Unassigned funds to Special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The following table shows the deferred activity for the years ended December 31, 2022 and 2021.

	2022	2021
Net deferred liability - beginning of year	$1,437	$1,844
Amortization	(269)	(240)
Additional amounts deferred	(868)	(167)
Net deferred liability - end of year	$300	$1,437

17 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The net deferred balance will amortize over the next 10 years, as shown below:

Amortization year	Deferred assets	Deferred liabilities
2023	$(276)	$501
2024	(276)	501
2025	(276)	501
2026	(183)	255
2027	(90)	9
2028	(90)	9
2029	(90)	9
2030	(90)	9
2031	(89)	9
2032	(43)	$—
Total	$(1,503)	$1,803
The company did not have other changes related to open derivatives removed from SSAP No. 86 and captured in scope of SSAP No. 108 for the years ended December 31, 2022 and 2021. During the years ended December 31, 2022 and 2021, the fair value changes available for application under SSAP No. 108 was $(1,712) and $(694), respectively.
The Company did not have any hedging strategies identified as no longer highly effective and did not terminate any hedging strategies during the years ended December 31, 2022 and 2021.
Nonqualifying hedging
        Futures and Options Contracts
The Company provides benefits through certain life and annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts as well as option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts and ETO contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETO contacts is based on quoted market prices. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of

18 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, within Change in unrealized capital gains (loss). Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.
Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and To Be Announced Securities
The Company utilizes IRS, credit default swaps (CDS), total return swaps (TRS), and To Be Announced (TBA) securities to economically hedge market risks embedded in certain life and annuity products. The IRS, CDS, TRS and TBA securities are reported at fair value in Derivative assets or Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the IRS, CDS, and TBA securities are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they are traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Gains and losses on exchange cleared IRS are recorded as unrealized until the contracts mature or are disposed at which time they are recorded as realized, subject to offset by IMR.
(l)    Corporate-Owned Life Insurance
Corporate-owned life insurance (COLI) is recognized initially as the amount of premiums paid. Subsequent measurement of the contract is based upon the amount that could be realized assuming the surrender of an individual-life policy (or certificate in a group policy), otherwise known as the cash surrender value (CSV), in accordance with SSAP No. 21 – Other Admitted Assets (SSAP No. 21). Changes in CSV resulting from subsequent measurement of the contract are recognized as a component of Other income on the Statutory Statements of Operations. The Company’s COLI policies are reported in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(m)    Borrowed Money
The Company is a member of the FHLB of Des Moines, primarily for the purpose of participating in the FHLB’s mortgage collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. Through its membership, the Company has issued debt to the FHLB in exchange for cash advances. It is part of the Company’s strategy to utilize funds borrowed from the FHLB for operations and strategic initiatives. The Company’s current borrowings are not subject to prepayment obligations.
Funds obtained from the FHLB and accrued interest are included within Borrowed money within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with SSAP No. 15 – Debt and Holding Company Obligations. The collateral pledged to FHLB is reported as admitted assets within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with admissibility testing under SSAP No. 30 – Unaffiliated Common Stock.
(n)    Income Taxes

19 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company and its subsidiaries file a consolidated federal income tax return with AZOA and all of its wholly-owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, and its insurance subsidiaries, generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the NAIC. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(o)    Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56), with the exception of certain bonds, mortgage loans, cash, cash equivalents, securities lending reinvested collateral assets and investment income due and accrued. Certain assets that are allocated to the index options for the Allianz Index Advantage Variable Annuity (VIA), as listed above, are carried at amortized cost in accordance with the product filing requirements in the state of Minnesota.
Amounts due from separate accounts primarily represent the difference between the surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Transfers to (from) separate accounts within the Statutory Statements of Operations primarily includes transfers for new premium and annuity considerations, benefit payments, surrender charge wear-off, realized and unrealized investment gains/losses, investment income, and other contractholder behavior.
(p)    Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

20 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(q)    Reclassifications
Prior year balances have not been reclassified to conform to the current year presentation.
(3)    Accounting Changes and Corrections of Errors
Accounting Changes
Recently Issued Accounting Standards – Adopted in 2022
Not applicable.
Recently Issued Accounting Standards – Adopted in 2021
In July 2020, the NAIC adopted revisions to SSAP No. 32R, Preferred Stock. The revisions update the definitions, measurement, and impairment guidance for various types of preferred stock and require perpetual preferred stock to be measured at fair value, not to exceed any currently effective call price, instead of at the lower of cost or fair value. The revisions were effective January 1, 2021. The implementation of these revisions on January 1, 2021 resulted in a pre-tax increase to surplus of $2.
In 2021, the NAIC extended the following interpretations (INT) in response to the COVID-19 pandemic:
•INT 20-03, Troubled Debt Restructuring due to COVID-19. This INT followed the interagency COVID-19 guidance issued by federal and state prudential banking regulators (and concurred by the FASB) and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Specifically, a modification of a mortgage loan or bank loan terms did not result in troubled debt restructurings as long as the modification was in response to COVID-19, the borrower was current at the time of the modification, and the modification was short-term. In addition, insurers were not required to designate mortgage loans or bank loans with deferrals granted due to COVID-19 as past due or report them as nonaccrual loans. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
•INT 20-07, Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19. This INT provided temporary guidance by allowing practical expedients when assessing whether modifications made to debt securities (under SSAP 26R and 43R) due to COVID-19 are insignificant. Specifically, the guidance proposed restructurings in response to COVID-19 are considered to be insignificant if the restructuring resulted in a 10% or less shortfall amount in the contractual amount due and did not extend the maturity of the investment by more than 3 years. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
In November 2021, the NAIC adopted revisions to SSAP No. 43R, Loan Backed and Structured Securities. The revisions state that non-rated residual tranches currently classified as bonds should be reclassified to other invested assets, and held at lower of cost or market. The revisions are effective December 31, 2022, with early application permitted. The company has adopted these revisions, resulting in no change due to no non-rated residual tranches classified as bonds as of December 31, 2021. There was no impact on net income or surplus during the year-ended December 31, 2021, as a result of adopting the revisions.

21 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Recently Issued Accounting Standards – Adopted in 2020
Effective January 1, 2020, the Company adopted VM-21, as the effective guidance under which the Company's variable and variable-indexed annuities reserves are calculated. Previously, the Company calculated these reserves using guidance found in AG43. VM-21 applies to business issued on or after January 1, 2017. Under VM-21, during 2017, 2018, and 2019, the Company elected to combine contracts subject to AG43 and VM-21 for purposes of calculating reserves. In 2019, the NAIC adopted revisions to both AG43 and VM-21, effective January 1, 2020. The implementation of the 2019 revisions on January 1, 2020 resulted in a pre-tax increase of $1 to Policyholder liabilities for Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and the corresponding decrease to surplus for the same amount is recorded through Change in reserve on account of change in valuation basis within the Statutory Statements of Capital and Surplus. The 2019 amendments allow an optional phase-in of the increase which the Company did not elect.
Effective January 1, 2020, the Company adopted SSAP No. 108, the standard establishes statutory accounting principles to address certain limited derivative transactions hedging variable annuity guarantees subject to fluctuations as a result of interest rate sensitivity. The Company added all applicable new disclosures required by the standard; see Note 2(k) for further information. There were no impacts to net income or surplus during the year ended December 31, 2020, as a result of this adoption.
In 2016, the NAIC adopted revisions to SSAP No. 51R, Life Contracts and SSAP No. 54, Individual and Group Accident and Health Contracts, Issue Paper No. 154, Implementation of Principles-Based Reserving. These revisions relate to the adoption of the Valuation Manual and provides for principle-based reserving for Life and Heath contracts, and are effective January 1, 2017. The Valuation Manual provides the following revisions: 1) VM-20, Requirements for Principle-Based Reserves, for Life Products, includes an optional three-year deferral. The Company elected the deferral and adopted this update effective January 1, 2020. It applies to business issued on or after this date. 2) VM-21, see details disclosed above. 3) VM-22, Statutory Maximum Valuation Interest Rates for Income Annuities, was effective January 1, 2018. It applies to annuitizations on contracts issued on or after that date. Because most annuitizations occur years after a contract has been issued, its impact on net income and surplus has not been material. 4.) VM-25, Health Insurance Reserves Minimum Requirements, and VM-26, Credit Life and Disability Reserve Requirements, are not applicable as the Company does not issue these contracts.
In August 2019, the NAIC adopted SSAP No. 22R, Leases. This revised standard is a substantive revision, reorganization, and clarification of SSAP 22. It adopts much of the language of US GAAP ASU 2016-02, Leases, but retains operating lease accounting for Statutory accounting. It was effective January 1, 2020, with early adoption permitted. The Company adopted these revisions effective January 1, 2020. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the revisions.
In March 2020, the NAIC adopted INT 20-01, Reference Rate Reform. The interpretation adopted the optional guidance outlined in Accounting Standards Update (ASU) 2020-04, Reference Rate Reform, for a limited period of time to ease the potential burden on accounting for reference rate reform. The practical expedients outlined in the interpretation are for modifications solely related to reference rate reform and optionally suspends assessments for re-measuring a contract and dedesignating a hedge relationship. This interpretation is effective on the date of adoption and expires on December 31, 2022. The Company adopted the optional guidance in this interpretation effective March 12, 2020. As of December 31, 2020, the Company has not made any modifications to financial assets or liabilities as a result of reference rate reform.
In May 2020, the NAIC adopted revisions to SSAP No. 26R, Bonds, which provides clarifying guidance when assessing other than temporary impairments (OTTI) for debt instruments that have been previously modified pursuant to SSAP No. 36, Troubled Debt Restructuring, or SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The revisions to SSAP No. 26R state subsequent OTTI assessments for debt instruments modified under SSAP No. 36 or SSAP No 103 will be based on the modified contractual terms and not revert back to the original acquisition terms. These revisions were effective May 20, 2020 and were subsequently adopted by the Company. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the revisions.

22 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In April, May, June, and August 2020, the NAIC adopted the following interpretations (INT) in response to the COVID-19 pandemic:
•INT 2020-02, Extension of the 90-Day Rule for the Impact of COVID-19, extends a one-time optional extension of the nonadmission assessment guidance for premiums and similar receivables due from policyholders or agents. For receivables that were current prior to the beginning of the declaration of a state of emergency by the U.S. federal government on March 13, 2020 or originated on or after March 13, 2020, insurers may continue to admit assets greater than 90 days past due. This INT is applicable for the March 31, 2020, June 30, 2020, and September 30, 2020 financial statements and expired on December 30, 2020. This INT did not have an impact to the Company.
•INT 2020-03, Troubled Debt Restructuring Due to COVID-19, follows the inter-agency COVID-19 guidance issued by the federal and state prudential banking regulators (and concurred by the Financial Accounting Standards Board) and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Specifically, a modification of a mortgage loan or bank loan terms does not result in troubled debt restructuring as long as the modification is in response to COVID-19, the borrower was current at the time of the modification, and the modification is short-term. In addition, insurers are not required to designate mortgage loans or bank loans with deferrals granted due to COVID-19 as past due or report them as nonaccrual loans. This INT is effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. The Company implemented a loan modification program that adhered to the requirements outlined in the INT for investments in commercial and residential mortgage loans.
•INT 2020-04, Mortgage Loan Impairment Assessment Due to COVID-19, defers the impairment assessment for bank loans, mortgage loans, and investments which predominantly hold underlying mortgage loans and are impacted by forbearance or modifications in response to COVID-19. This INT was applicable for the March 31, 2020, June 30, 2020, and September 30, 2020 financial statements and expired on December 30, 2020. This INT did not have a material impact to the Company.
•INT 2020-05, Investment Income Due and Accrued. This INT provides temporary relief guidance for assessing the collectability of interest income, admissibility relief of accrued investment income 90 days past due, and clarifies how interest income should be recognized during a payment holiday. This INT is applicable for the June 30, 2020, and September 30, 2020 financial statements and expired on December 30, 2020. This INT did not have a material impact to the Company.
•INT 2020-06, Participation in the 2020 TALF Program. This INT provides guidance for reporting Term Asset-Backed Securities Lending Facility (TALF) loans for the duration of the 2020 TALF program. This INT did not impact the Company as the Company did not participate in this program.
•INT 2020-07, Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19. This INT provides temporary guidance by allowing practical expedients when assessing whether modifications made to debt securities (under SSAP No. 26R and SSAP No. 43R) due to COVID-19 are insignificant. Specifically, the guidance proposes restructurings in response to COVID-19 are considered to be insignificant if the restructuring results in a 10% or less shortfall amount in the contractual amount due and does not extend the maturity of the investment by more than 3 years. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not have a material impact to the Company.
•INT 2020-08, COVID-19 Premium Refunds, Rate Reductions and Policyholder Dividends. This INT provides guidance for returns or benefits to policyholders. This INT did not impact the Company.
These INTs have an immaterial effect on the financial statements as of December 31, 2020. The Company will continue to monitor these INTs and assess impacts until they are nullified.

23 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In July 2020, the NAIC adopted INT 20-09, Basis Swaps as a Result of the LIBOR Transition, to address the statutory accounting and reporting requirements for basis swaps issued by central clearing parties solely in response to the market-wide transition away from the London Interbank Offered Rate (LIBOR) and toward the Secured Oversight Financing Rate (SOFR). This INT allows basis swaps issued solely in response to reference rate reform to be classified as derivatives used for “hedging” and reported as admitted assets in the statutory financial statements. The INT is effective July 30, 2020 and was subsequently adopted by the Company. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the INT.
In November 2020, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities. The revisions reflect the updated NAIC designation category for residential and commercial mortgage-backed securities that utilize the financial modeling guidance. The revisions were effective November 12, 2020 and were subsequently adopted by the Company. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the INT.
Recently Issued Accounting Standards – To Be Adopted
Not applicable.
Corrections of Errors
The Company records corrections of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus.
During 2021, an error was identified related to the Company’s calculation of scheduled payments for certain fixed-indexed annuity products. The model for policies that have elected the scheduled payment option always used an income period of 10 years. After payments are received, future benefits and therefore the remaining benefit period, should have reduced but did not. This resulted in the Company holding excess reserves after policyholders elected this option. The error resulted in a $50 pre-tax overstatement of policyholder liabilities for life policies and annuity contracts and a corresponding $40 after-tax understatement of total capital and surplus as of December 31, 2020. Policyholder liabilities for life policies and annuity contracts on the Company’s financial statements were adjusted in 2021 to correct for the prior period impact.
During the years ended December 31, 2022, and 2020, there were no corrections of errors recorded on the Statutory Statements of Capital and Surplus.
(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-income securities, borrowers of mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the CDS of each counterparty as an

24 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure. Additionally most transactions are cleared through a clearinghouse thereby transferring counterparty risk from the bank to the clearinghouse that tends to have stronger credit. This often leads to increased collateralization and lower counterparty risk for the Company.
(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of Minnesota insurance regulations.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing liquidity facilities to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly. The Company also sets target levels for the liquid securities in its investment portfolio.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity

25 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

guarantees through interest rate hedges. The Company monitors the economic and accounting impacts of interest rate sensitivities on assets and liabilities regularly.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
The policy value of the fixed-indexed universal life, fixed-indexed annuity, and variable-indexed annuity products is generally linked to equity market indices. The Company economically hedges this exposure with derivatives.
Variable annuity products guarantee minimum payments regardless of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
The Company monitors the impacts of equity sensitivities on assets and liabilities regularly.
Basis risk is the risk that variable annuity hedge asset values change unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company regularly reviews and synchronizes fund mappings, product design features, hedge design, and manages funds line-up.
(f)    Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) an Operational Risk Capital Model covering all material types of operational risks, under which the Company quantifies and regularly monitors operational risk; (2) a loss data capture policy to create transparency and gather information about losses that meet a designated threshold, requiring business owners to identify and resolve the root cause of operational loss events; and (3) a bottom-up risk assessment process for significant operational risk scenarios to proactively manage significant operational risk scenarios throughout the organization.
(g)    Regulatory Change Risk
Regulatory change risk is the risk that regulatory changes and imposed regulation may materially impact the Company's business model, sales levels, company financials and ability to effectively comply with regulations.
The Company actively monitors all regulatory changes and participates in national and international discussions relating to legal, regulatory, and accounting changes. The Company maintains active membership with various professional and industry trade organizations. A formal process exists to review, analyze, and implement new legislation as it is enacted.
(h)    Rating Agency Risk
Rating agency risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed at least annually. Rating agency risk is also addressed in the TRA process and on an ad hoc basis as necessary.

26 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(i)    Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.
(j)    Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect product design, adding Market Value Adjustments and surrender charges when appropriate, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.
(k)    Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.
(l)    Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to post collateral to cover the exposure and to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. For counterparties that are not initially required to post collateral, if the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. In addition, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.

27 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)    Investments
(a)    Bonds, Other Assets Receiving Bond Treatment, and Stocks
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments, excluding investments in affiliates, are shown below:

	2022
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$5,492	2	535	4,959
Agencies not backed by the full faith and credit of the U.S. government	2	—	—	2
States and political subdivisions	6,768	76	600	6,244
Foreign governments	1,949	2	336	1,615
Corporate securities	69,765	315	9,191	60,889
Mortgage-backed securities	6,287	29	645	5,671
Collateralized debt obligations	12	8	—	20
Total bonds	90,275	432	11,307	79,400
Common stocks	260	8	17	251
Total	$90,535	440	11,324	79,651

	2021
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$3,644	147	39	3,752
Agencies not backed by the full faith and credit of the U.S. government	299	—	—	299
States and political subdivisions	9,119	1,973	6	11,086
Foreign governments	1,619	75	16	1,678
Corporate securities	68,444	8,191	275	76,360
Mortgage-backed securities	11,645	564	26	12,183
Collateralized debt obligations	12	8	—	20
Total bonds	94,782	10,958	362	105,378
Common stocks	278	27	2	303
Total	$95,060	10,985	364	105,681

At December 31, 2022, amortized cost differed from the carrying value of bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus due to NAIC-6 rates bonds where the market value was lower than amortized cost. The total unrealized losses recorded by the Company for these bonds was $1 as of December 31, 2022 and an insignificant amount as of December 31, 2021.
The Company had NAIC-6 rated bonds with a statement value of $2 and $26 as of December 31, 2022 and 2021, respectively. There was no interest due on bonds in default, which was excluded from investment income due and accrued as of December 31, 2022 and 2021.
At December 31, 2022 and 2021, the Company had hybrid securities with a carrying value of $0 and $17, respectively.

28 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

As of December 31, 2022 and 2021, investments with a statement value of $32 and $31, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.
The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2022, by contractual maturity, are shown below:

	Carrying value	Fair value
Due in 1 year or less	$1,892	$1,886
Due after 1 year through 5 years	8,754	8,378
Due after 5 years through 10 years	19,005	17,049
Due after 10 years through 20 years	25,620	23,222
Due after 20 years	27,654	22,297
No maturity date	1,051	876
Mortgage-backed and other structured securities	6,299	5,692
Total bonds and other assets receiving bond treatment	$90,275	$79,400
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2022	2021	2020
Proceeds from sales	$19,619	30,577	8,677
Gross gains	251	1,313	162
Gross losses	475	101	28
Proceeds from sales of common stocks for the years ended December 31 are shown below:

	2022	2021	2020
Proceeds from sales	$98	241	147
Gross gains	4	11	3
Gross losses	1	—	2
Proceeds from sales of preferred stocks for the years ended December 31 are shown below:

	2022	2021	2020
Proceeds from sales	$—	40	—
Gross gains	—	1	—
Gross losses	—	—	—
For the years ended December 31, 2022 and 2021, there were 174 and 207 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $73 and $182 for 2022 and 2021, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

29 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, the Company performs a quarterly review of its entire combined investment portfolio, including investments held by subsidiaries, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.
Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2022
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$3,023	319	744	216	3,767	535
Agencies not backed by the full faith and credit of the U.S. government	2	—	—	—	2	—
Foreign government	1,105	202	423	134	1,528	336
States and political subdivisions	4,770	574	49	26	4,819	600
Corporate securities	46,456	7,027	7,507	2,164	53,963	9,191
Mortgage-backed securities	4,912	524	512	121	5,424	645
Total bonds	60,268	8,646	9,235	2,661	69,503	11,307
Common stock	85	11	22	6	107	17
Total temporarily impaired securities	$60,353	8,657	9,257	2,667	69,610	11,324

	2021
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$396	17	272	22	668	39
Foreign government	513	13	41	3	554	16
States and political subdivisions	208	5	21	1	229	6
Corporate securities	9,417	207	1,083	68	10,500	275
Mortgage-backed securities	977	19	124	7	1,101	26
Total bonds	11,511	261	1,541	101	13,052	362
Common stock	53	2	3	—	56	2
Total temporarily impaired securities	$11,564	263	1,544	101	13,108	364
As of December 31, 2022 and 2021, the number of investment holdings that were in an unrealized loss position was 5,895 and 1,513, respectively, for bonds, and 30 and 21, respectively, for common stocks.
As of December 31, 2022 and 2021, of the total amount of unrealized losses, $11,091, or 97.9%, and $319, or 87.5%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.

30 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2022	2021	2020
Bonds	$(308)	1,199	(120)
Stocks	3	11	2
Mortgage Loans	(46)	(8)	(34)
Real estate	1	—	—
Derivatives	(2,118)	1,883	202
Other	184	(39)	(1)
Total realized capital gains (losses)	(2,285)	3,046	49
Income tax benefit (expense) on net realized gains (losses)	43	(249)	—
Total realized capital gains (losses), net of taxes	(2,242)	2,797	49
Net gains (losses) transferred to IMR, net of taxes	(256)	941	(93)
Net realized gains (losses), net of taxes and IMR	$(1,986)	1,856	142
(d)    Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2022	2021	2020
Interest:
Bonds	$3,783	4,233	4,189
Mortgage loans on real estate	703	682	647
Policy loans	13	12	12
Cash, cash equivalents, and short-term investments	23	—	7
Dividends:
Stocks	10	13	7
Investment in subsidiaries	77	51	50
Rental income on real estate	21	20	20
Derivatives	19	37	(14)
Other	10	(92)	47
Gross investment income	4,659	4,956	4,965
Investment expenses	(155)	(137)	(138)
Net investment income before amortization of IMR	4,504	4,819	4,827
Amortization of IMR	40	47	37
Net investment income	$4,544	4,866	4,864
(e)    Mortgage Loans on Real Estate
The Company's investment in mortgage loans on real estate includes CMLs and RMLs at December 31, 2022 and 2021.
At December 31, 2022 and 2021, the Company's CML portfolio includes concentrations exceeding 10% for the following states:

	2022		2021
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$3,545	22.4%	$3,605	22.9%

31 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The maximum lending rates for CMLs made during 2022 and 2021 were 6.6% and 4.5%, respectively. The minimum lending rates for CMLs made during 2022 and 2021 were 2.8% and 1.7%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages was 76.5% and 77.6% during 2022 and 2021, respectively.
At December 31, 2022 and 2021, the Company's RML portfolio includes concentrations exceeding 10% for the following states:

	2022		2021
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$546	29.2%	$500	35.6%
New York	238	12.7%	—	—%
The maximum lending rates for RMLs made during 2022 and 2021 was 12.0% and 11.0%, respectively. The minimum lending rates for RMLs made during 2022 and 2021 was 2.8% and 2.8%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages for RMLs was 160.9% and 94.8% during 2022 and 2021, respectively.
As of December 31, 2022 and 2021, there were no taxes, assessments, or amounts advanced that were excluded from the mortgage loan investment total.
(1)    Age Analysis of Mortgage Loans
The following table presents an age analysis of the Company's mortgage loan investments as of December 31, 2022 and 2021 by type:

	2022		2021
	Residential	Commercial	Residential	Commercial
Current	$1,799	15,855	1,364	15,732
30-59 Days Past Due	27	—	14	—
60-89 Days Past Due	8	—	2	—
90-179 Days Past Due	16	—	11	—
180+ Days Past Due	23	—	15	16
Total	$1,873	15,855	1,406	15,748
There were no mortgage loan investments greater than 90 days past due and still accruing interest as of December 31, 2022 and 2021.
There were no mortgage loan investments for which interest was reduced as of December 31, 2022 and 2021.
As of December 31, 2022 and 2021 there were no RMLs in which the Company participated as a co-lender in a mortgage loan agreement. As of December 31, 2022 and 2021, for CML investments, the recorded investment for which the Company participated as a co-lender in a mortgage loan agreement was $2,505 and $2,471, respectively.

32 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(2) Impaired Mortgage Loans
For the years ended December 31, 2022, and 2021, the recorded investment in impaired CMLs was $69, and $16, respectively. These amounts also represent the average recorded investment in impaired mortgage loans for the year ended December 31, 2022, and 2021. There was no related allowance for credit losses on these investments and the Company did not participate as a co-lender in the related mortgage loan agreement. In addition, the impaired CMLs were not in nonaccrual status. There was no recorded investment in impaired RMLs for the years ended December 31, 2022, and 2021.
There was $5, $0 and $1 interest income recognized on impaired mortgage loans as of December 31, 2022, 2021 and 2020, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt of payment.
As of December 31, 2022 and 2021, the Company derecognized mortgage loans as a result of foreclosure of $0 and $4, respectively.
(3) Credit Quality Indicators
The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its CML portfolio. The loan-to-value ratio is based on the Company’s internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated. The debt service coverage ratio analysis is normalized to reflect a 25 year amortization schedule.
The credit quality of CMLs as of December 31 is shown below:

	Debt Service Coverage Ratios
2022	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$4,784	82	376	676	5,918	37.3%
50% – 60%	4,298	896	202	950	6,346	40.0%
60% – 70%	2,201	571	223	464	3,459	21.8%
70% – 80%	90	28	—	14	132	0.9%
80% – 90%	—	—	—	—	—	—%
90% – 100%	—	—	—	—	—	—%
Greater than 100%	—	—	—	—	—	—%
Total	$11,373	1,577	801	2,104	15,855	100.0%

	Debt Service Coverage Ratios
2021	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$4,528	59	98	663	5,348	34.0%
50% – 60%	4,459	775	249	824	6,307	40.0%
60% – 70%	2,077	1,099	281	444	3,901	24.8%
70% – 80%	23	89	35	29	176	1.1%
80% – 90%	—	—	—	—	—	—%
90% – 100%	—	—	—	—	—	—%
Greater than 100%	—	—	16	—	16	0.1%
Total	$11,087	2,022	679	1,960	15,748	100.0%

33 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company has determined the delinquency status and the loan-to-value ratio are the most reliable indicators in analyzing the credit risk of its RML portfolio. The loan-to-value ratio is based on the Company's internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated.
The loan-to-value ratios of RMLs as of December 31 are shown below:

	2022		2021
	Total	Percent of Total	Total	Percent of Total
Loan-to-value ratios:
Below 70%	$604	32.2%	$353	25.1%
71% to 80%	1043	55.7%	705	50.1%
81% to 90%	208	11.1%	316	22.5%
91% to 95%	16	0.9%	33	2.3%
Above 95%	2	0.1%	—	—%
Total	$1,873	100.0%	$1,407	100.0%
(f)    Loan-Backed Securities
SSAP No. 43R requires the bifurcation of impairment losses on loan-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company recognized loan-backed securities in OTTI for the years ended December 31, 2022 and 2021 as follows:

	2022				2021
		OTTI Recognized in Loss				OTTI Recognized in Loss
	Amortized Cost Basis Before OTTI	Interest	Non-Interest	Fair Value	Amortized Cost Basis Before OTTI	Interest	Non-Interest	Fair Value
OTTI Recognized:
Intent to sell	$136	23	3	110	41	3	—	38
Annual aggregate total	$136	23	3	110	$41	3	0	38
The Company had no loan-backed securities recognized in OTTI for the year ended December 31, 2020.
(g)    Derivatives and Hedging Instruments
The Company uses exchange-traded and OTC derivative instruments as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities that do not qualify for hedge accounting treatment are recorded at fair value in the Statutory Financial Statements using valuation techniques further discussed in Note 6.
The Company does not have derivative contracts with financing premium as of December 31, 2022 and 2021.
Derivatives held by the Company are designated as either a fair value hedging instrument (fair value hedge), a cash flow hedging instrument (cash flow hedge), or a nonqualified hedging instrument (nonqualifying strategies).

34 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1) Cash Flow Hedges
Foreign Currency Swaps on Debt Securities
Foreign currency swaps have notional amounts and maturity dates equal and offsetting to the underlying debt securities and are determined to be highly effective as of December 31, 2022 and 2021.
(2) Fair Value Hedges
Interest Rate Swaps on Variable Annuity Insurance Liabilities
IRS traded after June 2013 are centrally cleared through an exchange. For IRS traded prior to June 2013 the IRS exposure was netted with other OTC derivatives upon settlement and were subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.
Prior to January 1, 2020, the Company designated hedge accounting for these IRS as a cash flow hedge under SSAP No. 86. The amounts previously recorded under the SSAP No. 86 relationship continue to be deferred and amortized over the life of the former hedge program. Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship under SSAP No. 108 as a fair value hedge. The relationship is deemed to be highly effective at December 31, 2022.
    (3) Nonqualifying Strategies
Futures and Options Contracts
OTC options and ETO are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures, OTC options, and ETO are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate; IRS are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.
Credit Default Swaps
The CDS within the investment portfolios assume credit risk from a single entity or referenced index for the purpose of synthetically replicating investment transactions. The Company can be required to pay or be the net receiver on the contract depending on the net position. Credit events include bankruptcy of the reference and failure to pay by the reference. Prior to January 1, 2021, the notional amount is equal to the maximum potential future loss amount. Beginning January 1, 2021, the Company updated the potential future exposure (PFE) to zero, as PFE is not determinable. The PFE is zero for the following reasons:

(a) CDS are used to hedge indices allocated to products by policyholders. Fluctuations in value of the CDS are offset by credits provided to policyholders and results in a minimal amount of hedge inefficiency. It is impossible to determine the potential future amount of hedge inefficiency.
(b) The CDS used are exchange traded and daily variation margin is required to settle market movements. This minimizes counterparty credit risk. It also makes it impossible to determine what the potential future exposure related to counterparty risk, net of variation margin received could be.
The fair value of the collateral posted for centrally cleared CDS is discussed in the derivative collateral management section below.

35 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month SOFR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
To Be Announced Securities
The Company uses OTC TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The fair value of the collateral posted for OTC TBA securities is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2022			2021
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
Cash flow hedging instruments
Foreign currency swaps	$1,959	243	(1)	1,583	81	(33)
Total cash flow hedging instruments		$243	(1)		81	(33)

Fair value hedging instruments
IRS	$1,987	21	(211)	2,696	305	3,511
Total fair value hedging instruments		$21	(211)		$305	3,511

Nonqualifying hedging instruments
OTC options	$43,355	670	(494)	55,270	2,174	(1,822)
ETO	1,185	25	(5)	19,388	114	(119)
TBA securities	1,071	1	(8)	1,987	—	—
IRS	3,762	7	(14)	2,233	8	(3,545)
Futures	8,405	—	—	19,591	—	—
TRS	3,459	6	(14)	6,633	—	(15)
Total nonqualifying hedging instruments		709	(535)		2,296	(5,501)
Total derivative instruments		$973	(747)		2,682	(2,023)

(1) Notional amounts are presented on an absolute basis.
Derivative Collateral Management
The Company manages derivative collateral for the general account and separate account combined. Additionally, said derivative collateral is managed separately between exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2022 and 2021, had a fair value of $1,203 and $2,432, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at December 31, 2022 and 2021, had a fair value of $25 and $2, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.

36 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(h)    Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.
(i)    Securities Lending
The Company loaned securities with a carrying value of $2,510 and $2,809 and a fair value of $2,102 and $3,022 as of December 31, 2022 and 2021, respectively. The aggregate amount of collateral received through securities lending at December 31 is as follows:

	Fair Value
	2022	2021
Cash
Open	1,892	2,594
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	1,892	2,594
Securities received	263	500
Total collateral received	$2,155	3,094
The aggregate amount of cash collateral reinvested through securities lending at December 31 is as follows:

	2022		2021
	Amortized cost	Fair value	Amortized cost	Fair value
Open	—	—	—	—
30 days or less	969	969	949	949
31 to 60 days	338	338	837	837
61 to 90 days	26	26	61	61
91 to 120 days	117	117	162	162
121 to 180 days	156	156	308	308
181 to 365 days	286	287	277	277
Greater than 1 year	—	—	—	—
Total collateral reinvested	$1,892	1,893	2,594	2,594
As of December 31, 2022 and 2021, the Company had no borrowings outstanding from collateral securities lending.
Reinvested collateral is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The amount and type of reinvested collateral at December 31 is as follows:

	2022	2021
Cash and cash equivalents	$1,254	1,665
Short-term investments	638	929
Total	$1,892	2,594

37 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(j)     Reverse Repurchase Agreements
The Company participates in both bilateral and tri-party repos. As of December 31, 2022 and 2021, the Company did not sell or acquire any securities that resulted in default. The Company did not recognize a liability to return cash collateral as of December 31, 2022 and 2021.
All collateral received, as of December 31, 2022 and 2021, were bonds with a designated NAIC-1 rating. Further information related to repos for the years ended December 31, 2022 and 2021, is as follows:

As of year end	2022	2021
1. Maturity
a. Overnight	$460	1,161
b. 2 Days to 1 Week	—	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$460	1,161
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	460	1,161

Maximum Amount	2022	2021
1. Maturity
a. Overnight	$997	1,161
b. 2 Days to 1 Week	303	—
c. Greater than one week and less than one month	100	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,165	1,161
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,167	1,161
(k)    Non-insurance SCA Investments
A summary of the Company’s SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, non-insurance SCA investments, including their respective asset value and NAIC filing information, as of December 31, 2022 is as follows:

SCA Name	Gross Asset	Non-Admitted Asset	Net Admitted Assets	NAIC Filing Date	NAIC Filing Type	NAIC Filing Balance	Re-submission Required?
AZLPF	$721	—	721	5/16/2022	S2	789	N
Total	$721	—	721	XXX	XXX	789	XXX
(l)    FHLB Agreements
The Company held Class A FHLB membership stock of $10 and $10 at December 31, 2022 and 2021 and activity stock of $80 and $80 at December 31, 2022 and 2021, respectively. The Company has a fully collateralized borrowings with a balance of $2,000 and $2,000 as of December 31, 2022 and 2021 which is recorded in Borrowed money on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. All FHLB transaction activity occurs in the Company's general account.
Securities collateral pledged to FHLB at December 31 is as follows:

	2022	2021
Carrying value	$2,372	1,988
Fair value	2,308	2,381
The maximum of collateral pledged to FHLB during the year ended December 31 was as follows:

38 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2022	2021
Carrying value	$2,774	4,290
Fair value	2,928	5,052
As of December 31, 2022 and 2021, the Company had $2,000 and $2,000, respectively, in total borrowing capacity under its agreement with the FHLB. The maximum amount of aggregate borrowing from FHLB during the years ended December 31, 2022 and 2021 was $2,400 and $4,000, respectively. Borrowings are not subject to prepayment penalties. Outstanding borrowings as of December 31, 2022, were issued on various dates ranging from October 17, 2016 to December 16, 2022 and interest rates on those borrowings range from 0.2% to 5.2%. Interest paid on borrowings was $37 and $17 for the years ended December 31, 2022 and 2021, respectively.
(m)    Restricted Assets
As of December 31, 2022 and 2021, the Company had the following restricted assets, including assets pledged to others as collateral:

	Gross Restricted						Percentage
	Total general account	Total separate account	Total current year	Total prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
Collateral held under security lending arrangements	$2,155	1,179	3,334	3,094	240	3,334	1.3%	1.3%
FHLB capital stock	90	—	90	90	—	90	—	—
On deposit with states	4	—	4	4	—	4	—	—
On deposit with other regulatory bodies	27	—	27	27	—	27	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	2,372	—	2,372	1,988	384	2,372	1.5	1.5
Derivative collateral	1,457	96	1,553	2,338	(785)	1,553	1.0	1.0
Modco assets	24,143	—	24,143	25,773	(1,630)	24,143	14.9	14.9
Total restricted assets	$30,248	1,275	31,523	33,314	(1,791)	31,523	18.7%	18.7%

(n)    Low Income Housing Tax Credits
As of December 31, 2022 the Company had various LIHTC investments with a range of 3 to 13 remaining years of unexpired tax credits and no required holding period.
The amount of tax credits and other tax benefits recognized during the years ended December 31, 2022, 2021 and 2020 is $52, $44, and $38, respectively.
The balance of the investment recognized in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the years ended December 31, 2022 and 2021 is $448 and $503, respectively.
Additionally, the Company's LIHTC investments require a commitment of capital. The Company has open capital commitments of $207 and $271 at December 31, 2022 and 2021, respectively, which are recorded as an unfunded commitment liability in other liabilities. LIHTC commitments are considered an open capital commitment beginning when the Company formally commits to fund the LIHTC, but they are not recorded as an unfunded commitment asset and liability until the Company has begun funding the LIHTC.

39 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(6)    Fair Value Measurements
SSAP No. 100R – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 –     Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 –     Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2022
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$1	3	—	4
Common stocks	155	—	5	160
Derivative assets	25	1,065	6	1,096
Separate account assets	15,872	3,062	—	18,934
Total assets reported at fair value	$16,053	4,130	11	20,194
Liabilities at fair value:
Derivative liabilities	$5	741	14	760
Separate account derivative liabilities	—	2,940	—	2,940
Total liabilities reported at fair value	$5	3,681	14	3,700

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

40 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2021
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$—	3	—	3
Common stocks	213	—	—	213
Derivative assets	114	2,644	—	2,758
Separate account assets	21,319	7,043	—	28,362
Total assets reported at fair value	$21,646	9,690	—	31,336
Liabilities at fair value:
Derivative liabilities	$119	1,894	15	2,028
Separate account derivative liabilities	—	5,329	—	5,329
Total liabilities reported at fair value	$119	7,223	15	7,357

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2022.
(a)    Valuation of Bonds and Unaffiliated Stock
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies. Internal pricing models based on market spread and U.S. Treasury rates are used to value private placement holdings. The primarily unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs; however, the key unobservable inputs would generally include default rates.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
The fair value of unaffiliated common stocks is based on quoted market prices in active markets when available and included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs or obtains valuations from third party brokers or investment managers. Such investments may be categorized in Level 2 or Level 3. The primary unobservable input used to value common stock are indicative quotes received from third-party vendors.

41 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced, foreign currency swaps, credit default swaps (CDS), To Be Announced (TBA) securities, and interest rate swaps (IRS) are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of ETOs and futures are based on quoted market prices and are generally included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis. The Company does not have insight into the specific inputs used by third-party vendors; however, the key unobservable input would generally include the spread.
(c)    Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds, mortgage loans, cash, cash equivalents, securities lending reinvested collateral assets and investment income due and accrued, are carried at fair value, which is based on the fair value of the underlying assets which are described throughout this note. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on quoted prices in active, observable markets. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Certain bonds, cash, and cash equivalents, along with related accrued investment income, carried at amortized cost within the separate account have an amortized cost of $22,234 and $19,917 as of December 31, 2022 and 2021, respectively, and a fair value of $18,793 and $20,719 as of December 31, 2022 and 2021, respectively. Separate account assets carried at amortized cost are included in the table in section 6(h) below.
(d)    Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2022

Common stocks	$—	—	—	—	(2)	7	5
TRS assets	—	—	—	419	6	(419)	6
Total Level 3 Assets	$—	—	—	419	4	(412)	11

TRS liabilities	$(15)	—	—	(871)	1	871	(14)
Total Level 3 Liabilities	$(15)	—	—	(871)	1	871	(14)

42 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	January 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2021

Preferred stocks	$—	41	—	—	—	(41)	—
Common stocks	1	—	—	—	—	(1)	—
TRS assets	7	—	—	297	(7)	(297)	—
Total Level 3 Assets	$8	—	—	297	(7)	(298)	—

TRS liabilities	$(18)	—	—	(423)	3	423	(15)
Total Level 3 Liabilities	$(18)	—	—	(423)	3	423	(15)
(e)    Transfers
The Company reviews its fair value hierarchy classifications quarterly. Transfers between levels occur when there are changes in the observability of inputs and market activity.
All transfers into Level 3 were a result of observable inputs no longer being considered reliable or could no longer be validated against an alternative source. The transfers out of Level 3 were a result of securities no longer being carried at fair value as a result of new availability of reliable observable inputs or the ability to validate market price of the security against an alternative source.
(f)    Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Bonds: The primary unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable inputs would generally include default rates. A significant increase (decrease) in default rates in isolation could result in an decrease (increase) in fair value.
Common stocks: The primary unobservable inputs used to value common stock are indicative quotes received from third-party vendors and subsequent offering prices. A significant increase (decrease) in either the indicative quotes or offering prices in isolation could result in an increase (decrease) in fair value.
Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in lower (higher) fair value.
(g)    Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.

43 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(h)    Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2022
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$78,268	89,143	4,708	55,058	18,502
Common stocks, unaffiliated	251	251	156	—	95
Mortgage loans on real estate	16,020	17,728	—	—	16,020
Cash equivalents	1,489	1,488	1,029	460	—
Short-term investments	783	783	778	—	5
Derivative assets	1,096	973	25	1,065	6
Securities lending reinvested collateral assets	1,892	1,892	—	1,892	—
Other invested assets	1,408	1,439	—	94	1,314
COLI	692	692	—	692	—
Separate account assets	40,004	43,502	16,406	21,711	1,887
Financial Liabilities
Deposit-type contracts	$4,122	4,233	—	—	4,122
Other investment contracts	96,854	88,919	—	—	96,854
Borrowed money	1,999	2,010	—	—	1,999
Derivative liabilities	760	747	5	741	14
Payable for securities lending	1,892	1,892	—	1,892	—
Payable for securities	207	207	—	—	207
Separate account liabilities	40,004	43,502	16,406	21,711	1,887

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

44 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2021
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$104,413	93,817	4,062	81,773	18,578
Common stocks, unaffiliated	303	303	213	—	90
Mortgage loans on real estate	17,673	17,154	—	—	17,673
Cash equivalents	3,210	3,210	1,694	1,516	—
Derivative assets	2,758	2,682	114	2,644	—
Securities lending reinvested collateral assets	2,594	2,594	—	2,594	—
Other invested assets	1,052	1,052	—	102	950
COLI	713	713	—	713	—
Separate account assets	49,082	48,279	22,298	26,784	—
Financial Liabilities
Deposit-type contracts	$5,056	4,577	—	—	5,056
Other investment contracts	97,132	88,311	—	—	97,132
Borrowed money	1,976	2,001	—	—	1,976
Derivative liabilities	2,028	2,023	119	1,894	15
Payable for securities lending	2,594	2,594	—	2,594	—
Payable for securities	271	271	—	—	271
Separate account liabilities	49,082	48,279	22,298	26,784	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of FHLB Stock
FHLB stock, included in Common stocks, is not traded in an active market and is categorized in Level 3. FHLB stock is carried at cost, which approximates fair value unless it is impaired, based on provisions within the Company’s FHLB agreement that allow for return of outstanding shares of FHLB stock at the Company’s cost basis.
Valuation of Mortgage Loans on Real Estate
The fair value of commercial mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of residential mortgage loans on real estate is calculated by discounting estimated cash flows, with discount rates based on current market conditions.

45 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Cash Equivalents
Cash equivalents are comprised of money market mutual funds, cash equivalent bonds, and reverse repurchase agreements. The fair value of money market mutual funds and cash equivalent bonds are based on quoted market prices in active markets and included in Level 1. Reverse repurchase prices are provided by third-party pricing sources and included in Level 2, because the inputs used to determine fair value are market observable.
Valuation of Short-term Investments
Short-term investments are comprised of bonds due in one year or less at original purchase. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value. The fair value leveling of short-term investments is determined similarly as bonds as discussed above.
Valuation of Securities Lending Reinvested Collateral Assets
Collateral held from securities lending agreements is primarily comprised of short-term and long-term highly liquid fixed-maturity securities. Fair values are determined and classified within the fair value hierarchy in a manner consistent with the method utilized to determine the fair value of similar securities (fixed-income securities, equity securities, cash and cash equivalents) held within the Company’s general account investment portfolio.
Valuation of Other Invested Assets
Other invested assets include surplus notes, LIHTC investments, limited partnership investments, loans to affiliates, and restricted stock unit (RSU) assets.
◦Surplus notes for which prices are provided by third-party pricing sources are included in Level 3, due to the use of unobservable inputs.
◦LIHTC investments (including the unfunded commitment asset) fair value is set equal to carrying value, as there is no observable market data on which to calculate fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
◦Limited partnership investments are recorded using the cost method in line with SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies, using unobservable inputs. Due to the use of unobservable inputs, they are categorized as Level 3. The Company believes the cost method approximates fair value.
◦Loans to affiliates are carried at cost; due to the lack of an active market, the current carrying value is the only market price at which the transaction could be settled, the Company believes cost approximates fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
◦RSU assets are tied to the share price of Allianz SE stock but does not participate in an active market; given this, it is categorized as Level 2.
Valuation of COLI
The COLI policies held by the Company are carried at their respective cash surrender values, which approximates fair value. The cash surrender value of the policies is based on the value of the underlying assets, which are regularly priced utilizing observable inputs. The COLI asset is included within Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. At December 31, 2022 and 2021, the cash surrender value in an investment vehicle is $692 and $713, respectively, and is allocated into the following categories based on primary underlying investment characteristics:

	2022	2021
Bonds	47.0%	47.0%
Stocks	17.0%	21.0%
Other Invested Assets	36.0%	32.0%

46 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.
Valuation of Borrowed Money
The fair value of the FHLB borrowing is calculated on a discounted cash flow basis. Each position includes a monthly interest rate, a maturity payment amount, and a maturity date. The interest and maturity payments are projected as of the valuation date, and the expected cash flows are discounted using the valuation date swap curve.
Valuation of Payable for Securities Lending
Securities lending payable is set equal the to the cash collateral received. Due to the short-term nature of these loans, the carrying value is deemed to approximate fair value.
Valuation of Payable for Securities
Included in Payable for securities is the LIHTC investments unfunded commitment liability. As there is no observable market data on which to calculate fair value of the LIHTC investment unfunded commitment asset and liability, fair value is set equal to carrying value, and the balance is categorized as Level 3.
Valuation of Separate Account Liabilities
The fair value of separate account liabilities approximates the fair value of separate account assets.
(7)    Mortgage Notes Payable
In 2004, the Company obtained an $80 mortgage loan from an unrelated third-party for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with the same counterparty in conjunction with the construction of an addition to the Company’s headquarters of $65. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2022 and 2021, the combined loan had a balance of $20 and $31, respectively, and is reported within Real estate on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This 20 year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision.
Interest expense for all loans is $1, $2, and $3, in 2022, 2021, and 2020, respectively, and is presented in Net investment income on the Statutory Statements of Operations.
The future principal payments required under the loan are as follows:

2023	$12
2024	8
2025	—
2026	—
2027	—
Thereafter	—
Total	$20

47 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(8)    Electronic Data Processing Equipment and Software (EDP)
EDP at December 31 and the changes in the balance for the years then ended are as follows:

	2022	2021
Amortization:
Software amortization	16	8
Net EDP balance, by major classes of assets:
Servers, computers and peripherals	—	—
Software	63	53
Net EDP balance	63	53
Nonadmitted	(63)	(53)
Net admitted EDP balance	$—	—
The Company has a gross EDP asset of $67 and $55 and accumulated depreciation and amortization of $(4) and $(2) at December 31, 2022 and 2021, respectively. Servers, computers and peripherals are depreciated over the lesser of their useful life or three years and the net balance is nonadmitted. Software is amortized over the lesser of its useful life or five years. Nonoperating software is nonadmitted and operating software is admitted to the extent it meets the criteria defined in SSAP No. 16R - Electronic Data Processing Equipment and Software.

(9)    Income Taxes
(a)    Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2022
	Ordinary	Capital	Total
Total gross deferred tax assets	$898	58	956
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	898	58	956
Deferred tax assets nonadmitted	(108)	—	(108)
Subtotal net admitted deferred tax assets	790	58	848
Deferred tax liabilities	(448)	(21)	(469)
Net admitted deferred tax assets (liabilities)	$342	37	379

	December 31, 2021
	Ordinary	Capital	Total
Total gross deferred tax assets	$998	48	1,046
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	998	48	1,046
Deferred tax assets nonadmitted	(6)	—	(6)
Subtotal net admitted deferred tax assets	992	48	1,040
Deferred tax liabilities	(536)	(17)	(553)
Net admitted deferred tax assets (liabilities)	$456	31	487

48 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$(100)	10	(90)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(100)	10	(90)
Deferred tax assets nonadmitted	(102)	—	(102)
Subtotal net admitted deferred tax assets	(202)	10	(192)
Deferred tax liabilities	88	(4)	84
Net admitted deferred tax assets (liabilities)	$(114)	6	(108)
The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:

	December 31, 2022
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	58	58
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	342	—	342
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	920
Lesser of 11.b.i or 11.b.ii	342	—	342
Adjusted gross DTAs offset by gross DTLs (11.c)	448	—	448
Deferred tax assets admitted	$790	58	848

	December 31, 2021
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	48	48
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	456	—	456
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	1,533
Lesser of 11.b.i or 11.b.ii	456	—	456
Adjusted gross DTAs offset by gross DTLs (11.c)	536	—	536
Deferred tax assets admitted	$992	48	1,040

49 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	10	10
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	(114)	—	(114)
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	(613)
Lesser of 11.b.i or 11.b.ii	(114)	—	(114)
Adjusted gross DTAs offset by gross DTLs (11.c)	(88)	—	(88)
Deferred tax assets admitted	$(202)	10	(192)

Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2022	2021	Change
Ratio percentage used to determine recovery period and threshold limitation amount	650%	1,082%	(432)%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$6,136	10,218	(4,082)
Impact of tax planning strategies on the determination of net admitted adjusted gross DTAs is as follows:

December 31, 2022
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%	—%

December 31, 2021
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%	—%

Change
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%	—%
The Company’s tax planning strategies do not include the use of reinsurance.
(b)    Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.

50 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) include:

	December 31			2022-2021 Change	2021-2020 Change
	2022	2021	2020
Current year federal tax expense (benefit) - ordinary income	$(2)	1,091	18	(1,093)	1,073
Current year foreign tax expense (benefit) - ordinary income	—	—	—	—	—
Subtotal	(2)	1,091	18	(1,093)	1,073
Current year tax expense - net realized capital gains (losses)	(43)	249	—	(292)	249
Federal and foreign income taxes incurred	$(45)	1,340	18	(1,385)	1,322
DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2022	2021	Change
Ordinary:
Unrealized losses	$3	14	(11)
Deferred acquisition costs	213	186	27
Expense accruals	66	82	(16)
Policyholder reserves	518	701	(183)
VM-21 reserves	73	—	73
Foreign tax credit carryforward	5	—	5
Nonadmitted assets	20	15	5
Subtotal	898	998	(100)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted ordinary deferred tax assets	(108)	(6)	(102)
Admitted ordinary tax assets	790	992	(202)

Capital:
Impaired assets	56	48	8
Unrealized losses	2	—	2
Subtotal	58	48	10
Statutory valuation allowance adjustment	—	—	—
Nonadmitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	58	48	10
Admitted deferred tax assets	$848	1,040	(192)

51 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	December 31
Deferred tax liabilities	2022	2021	Change
Ordinary:
Investments	$(61)	(53)	(8)
Fixed assets	(4)	(4)	—
Policyholder reserves	(275)	(356)	81
Software capitalization	(11)	(11)	—
Unrealized gains	(97)	(64)	(33)
Other	—	(48)	48
Subtotal	(448)	(536)	88

Capital:
Unrealized gains	(21)	(17)	(4)
Subtotal	(21)	(17)	(4)
Deferred tax liabilities	$(469)	(553)	84
Net deferred tax assets (liabilities)	$379	487	(108)
The realization of the DTAs is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining DTAs.
The Coronavirus Aid, Relief, and Economic Security Act, (CARES Act of 2020) was enacted on March 27, 2020, thereby allowing net operating losses (NOLs) arising in tax years beginning after December 31, 2017, and before January 1, 2021 (e.g., NOLs incurred in 2018, 2019, or 2020 by a calendar-year taxpayer) to be carried back to each of the five tax years preceding the tax year of such loss.
The Inflation Reduction Act was enacted on August 16, 2022. The Company has not determined as of December 31, 2022 if it will be subject to the Corporate Alternative Minimum Tax ("CAMT") in 2023. These financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.
The Company has determined that as of December 31, 2022, it will be an applicable corporation with respect to the CAMT in 2023.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations for the years ended December 31, 2022, 2021, and 2020.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

52 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	December 31
	2022	2021	Change
Net deferred tax assets (liabilities)	$487	493	(6)
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets (liabilities) after statutory valuation allowance	487	493	(6)
Tax effect of unrealized gains (losses)	209	149	60
Statutory valuation allowance adjustment allocated to unrealized gains (losses)	—	—	—
Change in net deferred income tax			$54
(d)    Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31, 2022	December 31, 2021	December 31, 2020
Federal income tax rate	21.0%	21.0%	21.0%
Amortization of IMR	(0.3)	(1.9)	(1.3)
Dividends received deduction	(0.4)	(1.3)	(1.7)
Nondeductible expenses	1.3	0.1	—
Affiliated LLC income	(0.2)	(0.2)	(2.4)
COLI	0.1	(2.4)	(1.0)
Tax hedges	(4.5)	(6.5)	0.2
Tax hedge reclassification	(15.0)	73.7	6.8
Tax credits	(2.0)	(9.6)	(7.2)
Prior period adjustments	—	(1.2)	(0.6)
Change in deferred taxes on impairments	(0.3)	0.6	(5.0)
Change in deferred taxes on nonadmitted assets	(0.2)	(0.4)	(0.6)
Reinsurance	(1.9)	83.5	(5.5)
Correction of error	—	2.0	—
NOL carryback benefit	—	—	(12.2)
Tax contingencies	0.4	10.6	5.5
Realized capital gains tax	(1.5)	47.4	(0.1)
Other	—	(1.4)	—
Effective tax rate	(3.5)%	214.0%	(4.1)%

Federal and foreign income taxes incurred	(0.1)%	207.4%	2.9%
Realized Capital Gains Tax	(1.5)	47.4	(0.1)
Change in net deferred tax	(1.9)	(40.8)	(6.9)
Effective tax rate	(3.5)%	214.0%	(4.1)%
(e)    Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2022, there are $0 operating losses and $5 foreign tax credit carryforwards available for tax purposes.
There are no Federal income taxes available for recoupment in the event of future net losses.
There are no aggregate deposits admitted under Section 6603 of the IRC.
The Company had tax contingencies computed in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairment of Assets, and SSAP No. 101 as of December 31, 2022 and 2021. The Company does not believe the tax contingencies will significantly increase within the next 12 months.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2022, 2021, and 2020 the Company recognized expenses of

53 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

$7, $23, and $9 in interest and penalties, respectively. The Company had $40 and $32 for the unrecognized tax benefits and related accrued interest at December 31, 2022 and 2021, respectively.
(f)    Consolidated Federal Income Tax Return
The Company’s federal income tax return is consolidated with AZOA. The method of allocation between the subsidiaries of AZOA is subject to written agreement, approved by the Allianz Life Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually after the consolidated return is filed.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. Federal and non-U.S. income tax examinations for years prior to 2016, though examinations of combined returns filed by AZOA, which include the Company, by certain U.S. state and local tax authorities, may still be conducted for 2008 and subsequent years. The Internal Revenue Service (IRS) examination of AZOA for the 2016 and 2017 income tax returns has completed the exam phase and has been assigned to appeals for an issue related to variable annuity hedging income recognition. The IRS has also initiated an examination of AZOA's 2018-2020 income tax returns, which is expected to close by the end of 2023.
As of December 31, 2022, the companies included in the consolidated group for which AZOA files a federal income tax return are included below:

Members of Consolidated Tax Group
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of Missouri
Allianz Life Insurance Company of New York	Allianz Underwriters Insurance Company
AZOA Services Corporation	AGCS Marine Insurance Company
Allianz Global Risks US Insurance Company	William H. McGee & Co., Inc.
Allianz Reinsurance of America, Inc.	Allianz Reinsurance Management Services, Inc.
Allianz Technology of America, Inc.	Fireman’s Fund Insurance Company
Allianz Renewable Energy Partners of America LLC	Fireman’s Fund Indemnity Corporation
Allianz Renewable Energy Partners of America 2 LLC	National Surety Corporation
PFP Holdings, LLC.	Chicago Insurance Company
AZL PF Investments, Inc.	Interstate Fire & Casualty Company
Dresdner Kleinwort Pfandbriefe Investments II, Inc.	American Automobile Insurance Company
Allianz Fund Investments, Inc.	The American Insurance Company
Yorktown Financial Companies, Inc.	Allianz Risk Transfer, Inc.
Questar Capital Corporation	Allianz Risk Transfer (Bermuda), Ltd.
Questar Agency, Inc.
(10)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2022 are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

54 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2022	2021	2020
Balance at January 1, net of reinsurance recoverables of $734, $665, and $654, respectively	$385	337	335
Incurred related to:
Current year	201	189	139
Prior years	(39)	(47)	(46)
Total incurred	162	142	93
Paid related to:
Current year	11	10	7
Prior years	99	84	84
Total paid	110	94	91
Balance at December 31, net of reinsurance recoverables of $845, $734, and $665, respectively	$437	385	337
Prior year incurred claim reserves for 2022, 2021 and 2020 were favorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business.

55 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(11)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss by ceding risks under yearly renewal term, coinsurance, and modified coinsurance.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on reserves, deposit-type contracts, and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2022	2021
Aggregate reserves	$17,122	16,141
Deposit-type contracts	257	132
Policy and contract claims	33	28
Reinsurance reserves, recoverables, and receivables at December 31, 2022 and 2021, are covered by collateral of $12,894 and $14,731, respectively, in addition to the letter of credit on behalf of AZMO, as noted in Note 2.
Life insurance, annuities, and accident and health business assumed from and ceded to other companies are as follows:

Year ended	Direct amount	Ceded to other companies	Assumed from other companies	Net amount
December 31, 2022
Life insurance in-force	$80,796	48,002	41	32,835
Premiums:
Life	1,537	94	—	1,443
Annuities	13,438	762	—	12,676
Accident and health	170	71	70	169
Total premiums	$15,145	927	70	14,288

December 31, 2021
Life insurance in-force	$65,088	41,500	50	23,638
Premiums:
Life	1,453	94	1	1,360
Annuities	13,226	623	—	12,603
Accident and health	168	68	62	162
Total premiums	$14,847	785	63	14,125

December 31, 2020
Life insurance in-force	$53,399	34,345	54	19,108
Premiums:
Life	1,200	88	1	1,113
Annuities	9,473	398	—	9,075
Accident and health	170	68	56	158
Total premiums	$10,843	554	57	10,346
The Company holds securities backing term life and universal life with secondary guarantees ceded reserves in compliance with Actuarial Guideline 48. As of both December 31, 2022 and 2021, the Company had 8 reinsurance

56 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

contracts in which risks under covered policies have been ceded. The Company held primary securities in an amount at least equal to the required level of primary securities for all of these contracts.
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor, or any other person not primarily engaged in the insurance business.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2022, 2021, or 2020.
The Company executed or amended the following agreements during the current year, that included policies or contracts that were in force as of the effective date of the agreement:

Effective June 30, 2022, the Company amended and restated a reinsurance agreement with Hannover Life Reinsurance Company of America, that covers certain in force fixed annuity policies and resulted in $4 of reserve credit as of the effective date.

Effective June 30, 2022, the Company amended and restated a reinsurance agreement with Hannover Life Reinsurance Company of America, that covers certain in force fixed annuity policies and resulted in $3 of reserve credit as of the effective date.
Effective June 30, 2022, the Company amended and restated a reinsurance agreement with Hannover Life Reinsurance Company of America, that covers certain in force fixed annuity policies and resulted in $65 of reserve credit as of the effective date.
Effective July 1, 2022, the Company amended and restated a reinsurance agreement with RGA Reinsurance Company that covers certain in force fixed annuity policies. This resulted in $1,125 of reserve credit as of the effective date.

57 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(12)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2022	Percentage of total	2021	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$54,155	37%	$48,992	33%
At book value less current surrender charges of 5% or more	34,062	23	37,866	25
At market value	15,629	10	20,998	13
Total with adjustment or at market value	103,846	70	107,856	71
At book value without adjustment (minimal or no charge or adjustment)	34,870	24	33,967	23
Not subject to discretionary withdrawal	8,187	6	7,380	5
Total gross	146,903	100%	149,203	100%
Reinsurance ceded	12,936		11,960
Total net	$133,967		$137,243
Amount included in At book value less current charges of 5% or more that will move to At book value without adjustment in the year after the statement date:	$3,376		$2,798

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:	2022	2021
Life, Accident and Health Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	$89,017	88,413
Supplemental contracts with life contingencies, net	2,036	2,083
Deposit-type contracts	4,233	4,577
Subtotal	95,286	95,073
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	38,667	42,155
Supplemental contracts with life contingencies, net	14	15
Subtotal	38,681	42,170
Total annuity actuarial reserves and deposit fund liabilities	$133,967	137,243

58 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(13)    Life Actuarial Reserves by Withdrawal Characteristics
Information regarding the Company’s life actuarial reserves by withdrawal characteristics at December 31 is as follows:

	2022
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$786	785	791
Universal life with secondary guarantees	58	53	140
Indexed life	7,857	6,824	6,859
Other permanent cash value life insurance	97	97	97
Variable universal life	2	2	2
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	198
Disability, active lives	XXX	XXX	49
Disability, disabled lives	XXX	XXX	5
Miscellaneous reserves	XXX	XXX	40
Total gross	8,800	7,761	8,181
Reinsurance ceded	587	587	848
Total net	$8,213	7,174	7,333

	2021
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$817	816	822
Universal life with secondary guarantees	59	53	144
Indexed life	6,871	5,945	5,989
Other permanent cash value life insurance	105	105	105
Variable universal life	2	2	2
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	199
Disability, active lives	XXX	XXX	49
Disability, disabled lives	XXX	XXX	6
Miscellaneous reserves	XXX	XXX	46
Total gross	7,854	6,921	7,362
Reinsurance ceded	616	616	878
Total net	$7,238	6,305	6,484

The Company does not have any life policies with guarantees in the separate account.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2022
Separate Account Nonguaranteed	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$16	16	16
Total gross	16	16	16
Reinsurance ceded	—	—	—
Total net	$16	16	16

	2021
Separate Account Nonguaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$21	21	21
Total gross	21	21	21
Reinsurance ceded	—	—	—
Total net	$21	21	21

Reconciliation of total life actuarial reserves:	2022	2021
Life, Accident, and Health Annual Statement:
Life insurance, net	$7,263	$6,412
Disability, active lives, net	47	47
Disability, disabled lives, net	1	1
Miscellaneous reserves, net	22	24
Subtotal	7,333	6,484
Separate Accounts Annual Statement:
Life insurance, net	16	21
Subtotal	16	21
Total life actuarial reserves	$7,349	$6,505

(14)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts, variable life policies and market value adjusted annuity contracts issued through the Company’s separate accounts and underwritten by the Company. As of December 31, 2022 and 2021, the Company's separate accounts are classified as nonguaranteed. Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

60 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2022	2021
Premiums, considerations, or deposits	$4,839	5,927

Reserves:
Reserves for accounts with assets at fair value	15,788	21,209
Reserves for accounts with assets at amortized cost	22,909	20,982
Total reserves	$38,697	42,191
By withdrawal characteristics:
At book value without MV adjustment and with current surrender charge of 5% or more	$19,533	18,665
At fair value	15,753	21,166
At book value without MV adjustment and with current surrender charge of less than 5%	3,382	2,326
Subtotal	38,668	42,157
Not subject to discretionary withdrawal	29	34
Total	$38,697	42,191
As of December 31, 2022 and 2021, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

	2022		2021
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$15,624	—	21,158	—
Variable Life	16	—	21	—
Variable Annuities (Non-Unitized Insulated)	411	—	524	—
Variable Annuities (Non-Unitized Non-Insulated)	—	27,420	—	26,548
Variable Annuities (MN MVA)	—	31	—	28
Total	$16,051	27,451	21,703	26,576
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $163, $171, $180, $204, and $212 during the past five years, respectively. The general account of the Company paid $59, $4, $19, $16, and $5 towards separate account guarantees during the past five years, respectively.
As of December 31, 2022, the Company has lent assets with a carrying value of $1,399 and with a fair market value of $1,149. The Company lends the securities and the borrower provides cash collateral and short term securities to support the loan. The aggregate amount of collateral received was $1,179, which was comprised of $1,059 of cash collateral and $120 of non-cash collateral. The Company's separate account securities lending program is the same as the general account program.

61 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

A reconciliation of net transfers to (from) separate accounts for the years ended December 31 is included in the following table:

	2022	2021	2020
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$4,839	5,927	4,149
Transfers from separate accounts	(3,106)	(3,507)	(2,689)
Net transfers to separate accounts	1,733	2,420	1,460
Reconciling adjustments:
Other adjustments	(1)	4	—
Transfers as reported in the Statutory Statements of Operations	$1,732	2,424	1,460
(15)Related-Party Transactions
(a)     Organization Changes
The Company legally dissolved and terminated its subsidiary, Allianz Annuity Company of Missouri (AAMO), by voluntary action on February 24, 2020. Upon termination, AAMO paid an insignificant dividend to the Company.
On July 1 2020, American Financial Marketing, LLC, Ann Arbor Annuity Exchange, LLC, GamePlan Financial Marketing, LLC, and The Annuity Store Financial & Insurance Services, LLC, all of which are wholly owned subsidiaries of TruChoice Financial Group, LLC (TruChoice), which is a wholly owned subsidiary of AIIG, which was a wholly owned subsidiary of the Company, merged into TruChoice. TruChoice was the surviving entity.
Allianz Investment Management U.S. LLC, a Minnesota limited company was formed on October 11, 2020. Allianz Life is its direct parent.
On January 1, 2021, the Company formed Allianz Strategic Investments (ASI), a non-insurance subsidiary. ASI’s sole operations are investment activities associated with direct equity holdings performed in coordination with Allianz Life. Allianz Life has made various capital contributions into ASI in the form of preferred and common stock investments as indicated in the table below in 15(e) on page 63.
The company legally dissolved and terminated its subsidiary Questar Asset Management (QAM) on September 30, 2021. Upon termination, QAM paid a dividend to Yorktown. Yorktown subsequently paid a dividend to the Company as indicated in the table below in 15(e) on page 63.
On November 30, 2022, the Company sold Allianz Individual Insurance Group (AIIG) and its wholly-owned subsidiaries, TruChoice Financial Group, LLC and Inforce Solutions, LLC.
(b)    Related-Party Invested Assets
The Company has an agreement to lend AZOA $39. The remaining loan balance was $30 and $30 as of December 31, 2022 and 2021, respectively, and is included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Repayment of this loan began in 2021 and has a final maturity date of August 30, 2023. The interest rate is a fixed rate of 0.34%. Interest income earned and accrued had an immaterial impact to the Company during 2022, 2021, and 2020, respectively.
The Company invests in limited partnerships that are managed by its affiliate Pacific Investment Management Company (PIMCO). The total committed capital for the limited partnerships is $223 of which $91 and $63 is unfunded as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, the fair value of the investment is $143 and $64 respectively, and is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company has a seed money investment in exchange traded funds that are managed by a related party, PIMCO, with reported balances of $31 and $33 as of December 31, 2022 and 2021, respectively, within Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
The Company invests in bonds that are managed by a related party, PIMCO. The Company's committed capital for the PIMCO bonds was $1,260 and $360 as of December 31, 2022 and 2021, respectively, of which $488 and $186 was unfunded as of December 31, 2022 and 2021, respectively. The Company reported balances of $725 and $174 as of December 31, 2022 and 2021, respectively, related to the PIMCO bonds within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has a seed money investment in exchange traded funds that are managed by a related party, AIM. The Company reported a balance of $57 and $71 as of December 31, 2022 and 2021 related to the seed money investment within Stocks on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
(c)     Service Fees
The Company incurred fees for services provided by affiliated companies of $205, $194, and $183 in 2022, 2021, and 2020, respectively. The Company’s liability for these expenses was $32 and $50 at December 31, 2022 and 2021, respectively, and is included in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company earned revenues for various services provided to affiliated companies and subsidiaries of $80, $71, and $59 in 2022, 2021, and 2020, respectively. The receivable for these revenues was $6 and $7 as of December 31, 2022 and 2021, respectively, and is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has agreements with its affiliates PIMCO, Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $5, $7, and $7 during 2022, 2021, and 2020, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. At December 31, 2022 and 2021, $0 and $1, respectively, were included for related receivables of these fees in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC (ALFS) in the amount of $372, $427, and $320 for the years ended December 31, 2022, 2021, and 2020, respectively. The Company has an agreement with ALFS, whereby interest receivable is assigned to the company and 12b-1 fee receivables are assigned to the Company and AZNY. The Company has also agreed with AZNY to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and AZNY. In the event that assigned receivables exceed expenses, ALFS records a dividend-in-kind to the Company and a loss on the transaction with AZNY. The Company recorded a net (expense) revenue from this agreement of $(42), $(42), and $(20) for the years ended December 31, 2022, 2021, and 2020, respectively.
(d)     Dividends to Parent
The Company paid cash dividends to AZOA of $4,100, $900, and $750 in 2022, 2021, and 2020, respectively. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, the dividends paid in 2022, 2021, and 2020 were considered extraordinary.

63 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(e)     Capital Contributions and Dividends with Subsidiaries
During the years ended December 31, the Company received dividends from its subsidiaries as follows:

	2022	2021	2020
Allianz Investment Management, LLC	$47	41	51
AZL PF Investments, Inc.	30	—	50
AIIG	5	4	—
Total	$82	45	101
During the years ended December 31, the Company made capital contributions to subsidiaries as follows:

	2022	2021	2020
AZNY	$30	—	—
Allianz Investment Management U.S. LLC (AIM US)	—	8	1
ALFS	42	48	20
ASI	$13	66	—
Total	$85	122	21
(f)     Reinsurance
The Company wholly-owns AZMO, a Special Purpose Life Reinsurance Captive Insurance Company domiciled in Missouri. The Company cedes to AZMO, and AZMO provides reinsurance on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. The total premium and associated reserve amounts ceded from the Company to AZMO for the years ended December 31, 2022, 2021, and 2020 were $3, $2, and $3, respectively. The Company recorded a ceding commission of $1 for 2022, 2021, and 2020, respectively. In addition, the Company recorded a deferred gain of $97 upon execution of the reinsurance agreement in 2009, of which $3, $3 and $2 was amortized in 2022, 2021, and 2020, respectively, and included in Commissions and expense allowances on reinsurance ceded on the Statutory Statements of Operations.
The Company has reinsurance recoverables and receivables related to reinsurance agreements with affiliated entities. Total affiliated reinsurance recoverables and receivables were $1 and $3 as of December 31, 2022 and 2021, respectively, and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(g)     Line of Credit Agreement
The Company has a line of credit agreement with its subsidiary, AZNY, to provide liquidity, as needed. The Company’s lending capacity under the agreement is limited to 5% of the general account admitted assets of AZNY as of the preceding year end. The Company provided $30 to AZNY under the terms of this agreement on May 10, 2022. The full amount was repaid on June 29, 2022. There was no outstanding balance under the line of credit agreement as of December 31, 2022 and 2021.
(16)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid

64 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $15, $13, and $13 in 2022, 2021, and 2020, respectively, toward the AAAP matching contributions and administration expenses.
A defined group of highly compensated employees is eligible to participate in the AZOAC Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately vested. Participants and the Company share the administrative fee. The accrued liability of $69 and $75 as of December 31, 2022 and 2021, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company can make discretionary contributions to the plan in the form and manner the Company determines reasonable. Discretionary contributions are currently determined based on production. The accrued liability of $50 and $65 as of December 31, 2022 and 2021, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees Restricted Stock Units (RSU) that are tied to Allianz SE stock. Allianz SE determines the number of RSU granted to each participant. The Company records expense equal to the change in fair value of the units during the reporting period, which includes the Company's estimate of the number of awards expected to be forfeited. A change in value of $8, $8, and $5 was recorded in 2022, 2021, and 2020, respectively, and is included in General and administrative expenses on the Statutory Statements of Operations. The related liability of $21 and $18 as of December 31, 2022 and 2021, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(17)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2022 and 2021, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations before net realized capital gain of the insurer for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $2,833 can be paid in 2023 without prior approval of the Department.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2022 and 2021.
(18)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, excess risk, and LTC. The authority granted to the TPAs includes binding authority, claims payment, claims adjustment, underwriting, and premium

65 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

collection. Total premiums written by TPAs were $204, $136, and $148 for 2022, 2021, and 2020, respectively. For the years ended December 31, 2022, 2021, and 2020, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.
(19)    Capital Structure
The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized	Issued and outstanding	Par value, per share	Redemption and liquidation rights
Common stock	40,000,000	20,000,001	$1.00	None
Preferred stock:
Class A (consisting of Series A and B below)	200,000,000	18,903,484	$1.00	Designated by Board for each series issued
Class A, Series A	8,909,195	8,909,195	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class A, Series B	10,000,000	9,994,289	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class B	400,000,000	—	$1.00	Designated by Board for each series issued
Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See Note 1 for further discussion.
Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.
As discussed in Note 15 to these Statutory Financial Statements, the Company carried out various capital transactions with related parties during 2022, 2021, and 2020.
(20)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. As of December 31, 2022 and 2021, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2022, 2021, and 2020, there is no difference in capital and surplus or net income between this report and the Annual Statement.
(21)    Commitments and Contingencies
The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings on an ongoing basis, arising from the conduct of business, including three putative class action proceedings: Sanchez v. Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, BC594715), Small v. Allianz Life Ins. Co. of North America (United Stated District Court, Central District of California, Case No. 2:20-cv-01944-AB (KESx), and Small v Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, 22STCV17838). The Sanchez case was certified as a class; and the parties settled the matter and the settlement has been granted final approval by the Court. The two Small cases are related and have not been certified as class actions. The Company generally intends to vigorously contest the lawsuits, but may pursue settlement negotiations in some cases, if appropriate. The outcome of the cases is uncertain at this time, and there can be no assurance that such

66 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries. The Company recognizes legal costs as incurred.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is and may become subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. Those unlimited guarantees are made on behalf of certain wholly owned subsidiaries (AZNY, AZMO, ALFS and Questar Capital Corporation, through its parent, Yorktown). These guarantees are not limited and cannot be estimated as of the balance sheet date. From time to time, the Company makes capital contributions to these subsidiaries as needed under the guarantees. Capital contributions made during the years ended December 31, 2022, 2021, and 2020 are detailed in Note 15.
The Company had investments in limited partnerships that required a commitment of capital of $446 and $274 for the years ended December 31, 2022 and 2021, respectively. The Company had commitments to fund private placement investments of $1,889 and $612 as of December 31, 2022 and 2021, respectively.
(22)    Subsequent Events
The Company has evaluated subsequent events through April 7, 2023, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2022 that require adjustment to the Statutory Financial Statements.
In March 2023, the Company made a capital contribution of $30 to Allianz Life Insurance Company of New York and paid a cash dividend of $175 to AZOA.

67 of 67